UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material under §240.14a-12

Granite Point Mortgage Trust Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2018 ANNUAL MEETING AND PROXY STATEMENT March 27, 2018 | NYSE: GPMT

Dear Fellow Stockholders:

On behalf of the Board of Directors of Granite Point Mortgage Trust Inc., it is my pleasure to invite you to our 2018 Annual Meeting of Stockholders, which will be held at the Loews Regency Hotel located at 540 Park Avenue, New York, NY 10065, on Tuesday, May 15, 2018, at 9:00 a.m. Eastern Daylight Time.

2017 was a groundbreaking year for Granite Point Mortgage Trust Inc. We became a publicly traded company on the New York Stock Exchange under the symbol “GPMT” in June when we completed an initial public offering of $195 million of our common stock. We also grew in 2017, originating over $1.2 billion in high-quality floating rate senior loans, bringing our loan portfolio commitments to over $2.7 billion at the end of the year and further expanding our presence in the commercial real estate lending markets. To support this growth, we were able to successfully access the capital markets again in December, issuing convertible senior notes in a private offering in which we ultimately raised approximately $144 million.  We were also able to upsize two of our loan financing facilities in the fourth quarter by a combined $350 million, bringing our already substantial borrowing capacity to a total of $2.3 billion. In 2018, we remain focused on growing our company and our high credit quality portfolio in a disciplined manner that protects our stockholders’ capital while maximizing risk-adjusted returns.

We hope you consider attending our first Annual Meeting. It is important that your shares of common stock be represented at our Annual Meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting in person. Accordingly, we encourage you to authorize your vote as soon as possible by following the instructions contained in the Notice of Internet Availability of Proxy Materials that you receive for our Annual Meeting.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the business to be conducted at the Annual Meeting and details regarding admission to the Annual Meeting. We are using the “Notice and Access” method of furnishing proxy materials to you over the Internet. This process provides you with a convenient and quick way to access our proxy materials and vote your shares, while allowing us to reduce the environmental impact and cost of printing and distributing our proxy materials. On or about March 27, 2018, we will commence mailing a Notice of Internet Availability of Proxy Materials, which contains information regarding how to access our proxy materials and vote.

We appreciate your support and the confidence demonstrated by your investment in Granite Point.

Sincerely,

John A. Taylor

Chief Executive Officer, President and Director

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:                             Tuesday, May 15, 2018

Time:                             9:00 a.m. Eastern Daylight Time

Location:                      Loews Regency Hotel, 540 Park Avenue, New York, NY 10065

Agenda:                       (1)        To elect as directors the nine nominees named in the accompanying proxy statement, each to serve until our next annual meeting of stockholders and until his or her successor is elected and qualified;

(2)        To hold an advisory vote relating to the compensation of our executive officers;

(3)        To hold an advisory vote on the frequency of future stockholder advisory votes relating to the compensation of our executive officers;

(4)        To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018; and

(5)        To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Record Date:              You may vote at the Annual Meeting if you were a holder of record of our common stock as of the close of business on March 21, 2018.

Proxy Materials:        On or about March 27, 2018, we expect to begin mailing a Notice of Internet Availability of Proxy Materials, which contains information regarding how to access our proxy materials and vote. Our Proxy Statement and 2017 Annual Report are available at www.proxyvote.com.

Admission Policy:    Only holders of record of common stock as of the record date may attend the Annual Meeting. We encourage you to register to attend in advance of the Annual Meeting by contacting our Investor Relations department by phone at 212-364-3200 or by email at investors@gpmortgagetrust.com. Attendance at the Annual Meeting will be limited to stockholders presenting valid government-issued photo identification and proof of stock ownership as of the record date. For further information, please see the section of the Proxy Statement titled “How can I attend the Annual Meeting.”

BY ORDER OF THE BOARD OF DIRECTORS, Rebecca B. Sandberg Vice President, General Counsel and Secretary March 27, 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE 2018 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2018:

Our Proxy Statement and 2017 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, are available at www.proxyvote.com.

TABLE OF CONTENTS

PROXY STATEMENT: EXECUTIVE SUMMARY	1
GENERAL INFORMATION ABOUT THE 2018 ANNUAL MEETING AND VOTING	2
What is the purpose of the Annual Meeting?	2
Are there any matters to be voted on at the Annual Meeting that are not included in this proxy statement?	2
Who is entitled to vote at the Annual Meeting?	2
What are my voting rights?	3
How many shares must be present to hold the Annual Meeting?	3
What is a proxy?	3
What is a proxy statement?	3
Why did I receive a notice instead of a full set of proxy materials?	3
Why did I receive more than one notice or printed set of proxy materials?	4
How can I obtain a paper copy or an electronic copy of the proxy materials?	4
What is the difference between a stockholder of record and a beneficial owner?	4
How can I vote prior to the Annual Meeting?	5
Can I vote my shares in person at the Annual Meeting?	6
How does the Board recommend that I vote my shares, and what vote is required for approval of each proposal at the Annual Meeting?	6
If I submit my proxy, how will my shares of common stock be voted?	7
How are abstentions and broker non-votes treated?	7
Can I change my vote after submitting my proxy?	7
Who will count the votes?	8
How can I attend the Annual Meeting?	8
What is householding?	9
Who pays for the cost of proxy preparation and solicitation?	9
Who can help answer my questions?	9
PROPOSAL 1: ELECTION OF DIRECTORS	10
Board Composition	10
Director Nominations	10
Director Nominees	11
CORPORATE GOVERNANCE AND BOARD OF DIRECTORS	16
Code of Business Conduct and Ethics	16
Director Independence	16

i

Board Leadership Structure	17
Board Committees	17
Role of Our Board of Directors in Risk Oversight	20
Board Meetings	20
Director Nomination Process	20
Majority Voting for Directors and Director Resignation Policy	21
Communications with our Board of Directors	22
Director Compensation	22
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	24
Compensation Committee Interlocks and Insider Participation	24
Transactions with Related Persons	24
Related Person Transaction Policies	25
STOCK OWNERSHIP	26
Beneficial Ownership of Directors, Director Nominees and Named Executive Officers	26
Beneficial Owners of More than Five Percent of Our Common Stock	27
Section 16(a) Beneficial Ownership Reporting Compliance	27
Director Stock Ownership Guidelines	27
EXECUTIVE OFFICERS	28
Executive Officers	28
Executive Compensation Overview	30
Compensation Discussion and Analysis	30
Employment Agreements	35
Pension Benefits or Nonqualified Deferred Compensation	35
Summary Compensation Table	35
Grants of Plan-Based Awards	36
Outstanding Equity Awards at Fiscal Year End	37
Stock Vested in 2017	37
Potential Payments upon Termination or Change in Control	37
COMPENSATION COMMITTEE REPORT	38
CEO PAY RATIO DISCLOSURE	38
PROPOSAL 2: ADVISORY VOTE RELATING TO EXECUTIVE COMPENSATION	39
PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES RELATING TO EXECUTIVE COMPENSATION	39
PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	40
AUDIT COMMITTEE REPORT AND AUDITOR FEES	40

ii

Audit Committee Report	40
Use of Audit Committee Report	41
Auditor Fees	42
Auditor Services Pre-Approval Policy	42
OTHER MATTERS	43
Meeting Matters	43
Stockholder Proposals and Director Nominations for 2019 Annual Meeting	43
Annual Report	43

iii

PROXY STATEMENT: EXECUTIVE SUMMARY

This executive summary highlights certain information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting. Page references are provided to help you find further information in this proxy statement.

2018 ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Tuesday, May 15, 2018 | 9:00 a.m. Eastern Daylight Time

Place:	Loews Regency Hotel | 540 Park Avenue, New York, NY 10065

Voting Eligibility:	Common stockholders as of the record date of March 21, 2018

VOTING MATTERS

Proposal (Page Number)	Board Recommendation
1. Election of nine directors ( p. 10)	FOR all nominees
2. Advisory vote relating to executive compensation (p. 39)	FOR
3. Advisory vote on the frequency of future advisory votes relating to executive compensation (p. 39)	EVERY YEAR
4. Ratification of Ernst & Young as our independent registered public accounting firm (p. 40)	FOR

CASTING YOUR VOTE AT THE ANNUAL MEETING

Each share of common stock outstanding on the record date is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on at our annual meeting. You may cast your vote in person at the annual meeting or in advance the annual meeting by:

Internet	Telephone	Mail

The deadline for advance voting is 11:59 p.m. Eastern Daylight Time on May 14, 2018. For details on how to cast your vote in person or by using any one of these methods, see “General Information about the Annual Meeting and Voting” beginning on page 2.

GENERAL INFORMATION ABOUT THE 2018 ANNUAL MEETING AND VOTING

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on May 15, 2018

This proxy statement and our 2017 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, are available at www.proxyvote.com.

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) to the holders of our common stock as of the close of business on March 21, 2018. All common stockholders will be able to access our proxy materials on the website referred to in the Notice of Availability (www.proxyvote.com) or request to receive a printed set of our proxy materials. Instructions on how to access our proxy materials over the Internet or request a printed copy of our proxy materials may be found in the Notice of Availability.

We anticipate that the Notice of Availability will be mailed to common stockholders beginning on or about March 27, 2018.

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is to vote on the following matters:

(1)         To elect as directors the nine nominees named in this proxy statement, each to serve until our next annual meeting of stockholders and until his or her successor is elected and qualified;

(2)         To hold an advisory vote relating to the compensation of our executive officers;

(3)         To hold an advisory vote on the frequency of future stockholder advisory votes relating to the compensation of our executive officers;

(4)         To ratify the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2018; and

(5)         To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Are there any matters to be voted on at the Annual Meeting that are not included in this proxy statement?

We currently are not aware of any business to be acted upon at the Annual Meeting other than as described in this proxy statement. If, however, other matters are properly brought before the Annual Meeting, or any adjournment or postponement of the Annual Meeting, your proxy includes discretionary authority on the part of the individuals appointed to vote your shares of common stock or act on those matters according to their best judgment.

Who is entitled to vote at the Annual Meeting?

Our Board of Directors has set March 21, 2018, as the record date for the Annual Meeting. This means that the holders of our common stock as of the close of business on that date are entitled to receive notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. On the record date, there were 43,437,059 shares of our common stock outstanding and entitled to vote at the Annual Meeting.

A list of the holders of our common stock as of the record date will be available at our principal executive office, during normal business hours of the ten days preceding the Annual Meeting, for examination by any registered common stockholder as of the record date for any purpose pertaining to the Annual Meeting. Our principal executive office is located at 590 Madison Avenue, 38th Floor, New York, New York 10022. This list will also be available to common stockholders of record for such purposes at the Annual Meeting.

What are my voting rights?

You are entitled to one vote for each share of our common stock held by you on the record date on all matters presented at the Annual Meeting or any adjournment or postponement thereof. There is no cumulative voting.

How many shares must be present to hold the Annual Meeting?

The presence, in person or represented by proxy, of the holders of shares of our common stock entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Your shares will be counted toward the quorum if you submit a proxy or vote at the Annual Meeting. Shares represented by proxies marked “abstain” and “broker non-votes” also are counted in determining whether a quorum is present.

What is a proxy?

A proxy is your designation of another person to vote shares of our common stock that you own. The person you designate is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We refer to this as your “proxy vote.” Two executive officers have been designated as proxies for our Annual Meeting. These executive officers are John A. Taylor, our President and Chief Executive Officer, and Rebecca B. Sandberg, our General Counsel and Secretary.

What is a proxy statement?

A proxy statement is a document that SEC regulations require us to make available to you by Internet or, if you request, by mail when we ask you to designate proxies to vote your shares of our common stock at a meeting of our stockholders. This proxy statement includes information regarding the matters to be acted upon at the Annual Meeting and certain other information required by regulations of the SEC and rules of the New York Stock Exchange (“NYSE”).

Why did I receive a notice instead of a full set of proxy materials?

As permitted by SEC rules, we have elected to provide access to our proxy materials over the Internet, which reduces the environmental impact and costs of our Annual Meeting. Accordingly, we mailed a Notice of Availability to beneficial owners and the holders of record of our common stock who have not previously requested a printed set of proxy materials. The Notice of Availability contains instructions on how to access our proxy materials and vote online as well as instructions on how to request a printed set of proxy materials.

Why did I receive more than one notice or printed set of proxy materials?

If you receive more than one Notice of Availability or printed set of proxy materials, it likely means that you hold shares of our common stock in more than one account. To ensure that all of your shares are voted, you should vote once for each control number you receive, as described below under “How can I vote prior to the Annual Meeting?”

How can I obtain a paper copy or an electronic copy of the proxy materials?

To obtain a paper copy or an electronic copy of the proxy materials, you will need your control number, which was provided to you in the Notice of Availability or the proxy card included with your printed set of proxy materials. Once you have your control number, you may request a paper copy or an electronic copy of our proxy materials using any of the following methods: (i) visit www.proxyvote.com and enter your control number when prompted; (ii) call 1-800-579-1639 and enter your control number when prompted; or (iii) send an email requesting electronic delivery of the materials to sendmaterial@proxyvote.com.

What is the difference between a stockholder of record and a beneficial owner?

If your shares of common stock are registered directly in your name with our transfer agent, Equiniti Trust Company, you are considered the stockholder of record with respect to those shares.

If your shares of common stock are held in a stock brokerage account, or by a bank, trustee or other nominee, you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank, trustee or nominee on how to vote the shares that you beneficially own and you are also invited to attend our Annual Meeting. However, beneficial owners generally cannot vote their shares directly because they are not the stockholder of record; instead, beneficial owners must instruct the broker, bank, trustee or other nominee how to vote their shares using the method described below under “How can I vote prior to the Annual Meeting?”

How can I vote prior to the Annual Meeting?

Stockholders of Record. If you are a holder of record of our common stock, you may vote your shares or submit a proxy to be voted at the Annual Meeting by one of the following methods:

Vote by Internet

You may authorize your proxy online via the Internet by accessing the website www.proxyvote.com and following the instructions provided on the Notice of Availability or proxy card. Internet voting facilities will be available 24 hours a day and will close at 11:59 p.m. Eastern Daylight Time, on May 14, 2018. To vote by Internet, you will need to use the control number listed on your Notice of Availability or proxy card, which was provided to you by our vote tabulator, Broadridge Financial Solutions, Inc.; then follow the additional steps when prompted. These steps have been designed to authenticate your identity, allow you to give voting instructions and confirm that those instructions have been recorded properly.

Vote by Telephone

You may authorize your proxy by touch-tone telephone by calling 1-800-690-6903. Telephone voting facilities will be available 24 hours a day and will close at 11:59 p.m. Eastern Daylight Time, on May 14, 2017. To vote by telephone, you will need to use the control number listed on the Notice of Availability or proxy card, which was provided to you by our vote tabulator, Broadridge Financial Solutions, Inc.; then follow the additional steps when prompted. The steps have been designed to authenticate your identity, allow you to give voting instructions and confirm that those instructions have been recorded properly.

Vote by Mail

If you request paper copies of the proxy materials to be sent to you by mail, you may authorize your proxy by completing, signing and dating your proxy card and returning it in the reply envelope included with the paper proxy materials.

Beneficial Owners. If your shares of common stock are held in a stock brokerage account or by a bank, trustee or other nominee, you are considered the beneficial owner of shares held in “street name.” If you hold your shares in street name, you must vote your shares in the manner prescribed by your broker, bank, trustee or other nominee, which is similar to the voting procedures for stockholders of record. Other than ratifying the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018, the rules do not permit your broker, bank, trustee or other nominee to vote your shares of stock on any proposal unless you provide them with specific instructions on how to vote your shares of common stock. You should instruct your broker, bank, trustee or other nominee how to vote your shares of common stock by following the directions provided by such party. However, if you request the proxy materials by mail after receiving a Notice of Availability from your broker, bank, trustee or other nominee, you will receive a voting instruction form (not a proxy card) to use in directing such party how to vote your shares.

Can I vote my shares in person at the Annual Meeting?

If you are a holder of record of our common stock, you may vote your shares in person at the Annual Meeting by completing a ballot at the Annual Meeting. Even if you currently plan to attend the Annual Meeting, we recommend that you submit your proxy as described above so your vote will be counted if you later decide not to attend. If you submit your vote by proxy and later decide to vote in person at the Annual Meeting, the vote you submit at the Annual Meeting will override your proxy vote.

If you are a beneficial owner of our common stock, you may vote your shares in person at the Annual Meeting only if you obtain and bring to the Annual Meeting a signed letter or other form of proxy from your broker, bank, trustee or other nominee giving you the right to vote those shares at the Annual Meeting.

How does the Board recommend that I vote my shares, and what vote is required for approval of each proposal at the Annual Meeting?

	Proposal	Board Recommendation	Available Voting Options	Voting Approval Standard	Effect of an Abstention	Effect of a Broker Non-Vote
1.	Election of nine directors	FOR each of the nine nominees	FOR; AGAINST; or ABSTAIN, with respect to each nominee	A nominee who receives a majority of all votes cast “for” such nominee is elected as a director	No Effect	No Effect
2.	Advisory vote relating to executive compensation	FOR	FOR; AGAINST; or ABSTAIN	Majority of all votes cast “for” the proposal	No Effect	No Effect
3.	Advisory vote on the frequency of future advisory votes relating to executive compensation	EVERY YEAR	EVERY YEAR; EVERY TWO YEARS; EVERY THREE YEARS; or ABSTAIN	The choice of frequency that receives the greatest number of votes is considered the preference of our stockholders	No Effect	No Effect
4.	Ratification of Ernst & Young as our independent registered public accounting firm	FOR	FOR; AGAINST; or ABSTAIN	Majority of all votes cast “for” the proposal	No Effect	Not Applicable

If I submit my proxy, how will my shares of common stock be voted?

How do you Hold your Shares?	How Your Shares will be Voted if You Specify How to Vote:	How Your Shares will be Voted if You Do Not Specify How to Vote:
Stockholder of Record (your shares are registered in your name)	The named proxies will vote your shares as you direct on the proxy card.

The named proxies will vote as recommended by the Board of Directors.  In the case of Proposal 1, that means your shares will be voted FOR each director nominee. In the case of Proposals 2 and 4, that means your shares will be voted FOR each proposal. In the case of Proposal 3, that means your shares will be voted for the EVERY YEAR option.

Beneficial Owner (your shares are held in “street name”)	Your bank or broker will vote your shares as you direct them to.

Your bank or broker may use its discretion to vote only on items deemed by the NYSE to by “routine,” such as Proposal 4 - Ratification of Auditors. For non-routine items, such as Proposal 1, 2 and 3, your shares will be considered “uninstructed” and result in a broker non-vote.

How are abstentions and broker non-votes treated?

Under NYSE rules, brokers or other nominees who hold shares for a beneficial owner have the discretion to vote on a limited number of “routine” proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the annual meeting. A “broker non-vote” occurs when a broker or other nominee does not receive such voting instructions and does not have the discretion to vote the shares. Pursuant to Maryland law, abstentions and broker non-votes are not included in the determination of the shares of common stock voting on such matters, but are counted for quorum purposes.

The only “routine” matter to be voted on at our Annual Meeting is Proposal 4 - Ratification of Auditors. Therefore, if you do not provide voting instructions to your broker or other nominee, your broker or other nominee may only vote your shares on Proposal 4.

Your vote is important. We urge you to vote, or to instruct your broker, bank, trustee or other nominee how to vote on all matters before the Annual Meeting. For more information regarding the effect of abstentions and broker non-votes on the outcome of a vote, please see “How does the Board recommend that I vote my shares, and what vote is required for approval of each Proposal at the Annual Meeting?” and “If I submit my proxy, how will my shares be voted?”

Can I change my vote after submitting my proxy?

You may change your vote at any time before the proxy is exercised. For holders of record of our common stock, if you voted by mail, you may revoke your proxy at any time before it is voted at the Annual Meeting by executing and delivering a timely and valid later-dated proxy, by voting in person by ballot at the Annual Meeting or by giving written notice of such revocation to the Secretary. If you voted by Internet or telephone, you may also change your vote with a timely and valid later-dated Internet or telephone vote, as the case may be, or by voting in person by ballot at the Annual Meeting. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless (i) you give proper written notice of revocation to the Secretary before the proxy is exercised; or (ii) you vote by ballot in person at the Annual Meeting.

Notices of revocation of proxies should be sent to Granite Point Mortgage Trust Inc., Attention: Rebecca B. Sandberg, General Counsel and Secretary, 590 Madison Avenue, 38th Floor, New York, New York 10022.

Who will count the votes?

Broadridge Financial Solutions, Inc., our independent proxy tabulator, will count the votes and will act as our inspector of election for the Annual Meeting.

How can I attend the Annual Meeting?

The Annual Meeting will be held on Tuesday, May 15, 2018, at Loews Regency Hotel, 540 Park Avenue, New York, NY 10065. Only stockholders who own shares of our common stock as of the record date, March 21, 2018, may attend the Annual Meeting. We encourage you to register to attend in advance of the Annual Meeting by contacting our Investor Relations department by phone at (212) 364-3200 or by emailing investors@gpmortgagetrust.com. Attendance at the Annual Meeting will be limited to persons presenting valid government-issued photo identification and proof of stock ownership as of the record date, March 21, 2018. No cameras, recording devices or large packages will be permitted in the meeting room. For information to help determine whether you are a stockholder of record or a beneficial owner, please see “What is the difference between a stockholder of record and a beneficial owner?”

Stockholders of Record. If your shares of common stock are registered directly in your name with our transfer agent, Equiniti Trust Company, you will need to present the following items to gain admission to the Annual Meeting:

•                  valid government-issued photo identification; and

•                  proof of ownership as of the record date, which may include a copy of your account statement from our transfer agent or a copy of your stock certificate.

Beneficial Owners. If you are a beneficial owner of shares of common stock held in street name by a broker, bank, trustee or other nominee, you will need to present the following to gain admission to the Annual Meeting:

•                  valid government-issued photo identification; and

•                  proof of share ownership as of the record date, by providing a bank or brokerage firm account statement or a letter from the broker, trustee, bank or nominee holding your shares.

What is householding?

We may send a single Notice of Availability, as well as other stockholder communications, to any household at which two or more stockholders reside unless we receive other instruction from you. This practice, known as “householding,” is designed to reduce duplicate mailings and printing and postage costs, and conserve natural resources. If your Notice of Availability is being householded and you wish to receive multiple copies of the Notice of Availability, or if you are receiving multiple copies and would like to receive a single copy, you may contact:

Broadridge Financial Solutions, Inc.

Householding Department

51 Mercedes Way

Edgewood, New York 11717

1-866-540-7095

If you participate in householding and would like to receive a separate copy of our 2017 Annual Report, Notice of Availability or proxy statement, please contact Broadridge in the manner described above. Broadridge will deliver the requested documents to you promptly upon receipt of your request.

Who pays for the cost of proxy preparation and solicitation?

We will pay the cost of soliciting proxies and may make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to beneficial owners of our common stock. We will reimburse these third parties for reasonable out-of-pocket expenses. In addition to solicitation by mail, our directors and officers may solicit proxies by telephone, electronic transmission and personally. Our directors and officers will not receive any special compensation for such services. We have retained Morrow Sodali LLC, 470 West Avenue, Stamford, Connecticut 06902, for an estimated fee of $8,500, plus out of pocket expenses, to assist us in soliciting proxies.

Who can help answer my questions?

If you have any questions or need assistance voting your shares or if you need additional copies of this proxy statement or the enclosed proxy card, please contact our Investor Relations department at our principal executive office:

Granite Point Mortgage Trust Inc.

Attention: Investor Relations

590 Madison Avenue, 38th Floor

New York, New York 10022

Phone 212-364-3200

Email: investors@gpmortgagetrust.com

PROPOSAL 1: ELECTION OF DIRECTORS

Board Composition

Pursuant to our Bylaws, our directors are elected by stockholders each year at our annual meeting to serve terms expiring at the next annual meeting. Our Bylaws provide that our Board of Directors may be comprised of no less than the number of directors required by the Maryland General Corporation Law and no more than 15, with the precise number to be set by our Board of Directors. The Board of Directors has set the size of our Board at nine, and our Board of Directors is currently comprised of nine directors.

Director Nominations

Action will be taken at the Annual Meeting for the election of nine directors, each to hold office until our annual meeting of stockholders to be held in 2019 and until his or her successor is duly elected and qualified. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Information concerning each of the nine director nominees standing for election to our Board of Directors at the Annual Meeting is set forth below. Each of the nominees has been recommended for nomination by the Nominating and Corporate Governance Committee and nominated by our Board of Directors. If elected, it is expected that each of the director nominees will be able to serve, but if any such nominee is unable or unwilling to serve, the proxies reserve discretion to vote or refrain from voting for a substitute nominee or nominees.

We believe that each of the director nominees displays personal and professional integrity; satisfactory levels of education and/or business experience; business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its Committees; a fit of skills and personality with those of our other directors that helps build a board that is effective and responsive to the needs of our company; strategic thinking and a willingness to express ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of our stockholders. The information presented below regarding each director nominee also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to conclude that he or she should be nominated to stand for election to serve as a director.

Director Nominees

Tanuja M. Dehne
Director since: 2017 Age: 46 Board Committees: • Nominating and Corporate Governance (Chair) • Compensation

Background: Ms. Dehne is an independent member of our Board of Directors and has served as a director since June of 2017.  Ms. Dehne has also served as a director of Advanced Disposal Services, Inc. (NYSE: ADSW) since May 2017. From December 2012 until May 2017, Ms. Dehne served as an independent director of Silver Bay Realty Trust Corp. From October 2014 through April 2016, she was the Executive Vice President and Chief Administrative Officer and Chief of Staff of NRG Energy, Inc. (NYSE: NRG), a publicly listed power generation and retail electricity company. In this role, Ms. Dehne oversaw NRG’s Human Resources, Information Technology, Communications, Corporate Marketing and Sustainability Departments, including the company’s charitable giving program, M&A integrations and Big Data Analytics. Prior to these positions, she was the Senior Vice President, Human Resources of NRG since 2011 where she led NRG’s Human Resources department, which handled all HR functions for more than 8,000 employees. From 2004 to 2011, Ms. Dehne served as the Corporate Secretary of NRG, leading corporate governance and corporate transactions, including financing, mergers and acquisitions, public and private securities offerings, securities and stock exchange matters, and reporting compliance. Prior to joining NRG, Ms. Dehne practiced corporate law as a member of Saul Ewing LLP’s business department. She received a J.D. from Syracuse University, an M.A. from the University of Pennsylvania in political science and a B.A. from Lafayette College.  We believe Ms. Dehne is qualified to serve as a director of the company because of her knowledge of corporate governance, background serving in various executive management roles and prior public company experience.

Martin A. Kamarck
Director since: 2017 Age: 68 Board Committees: • Compensation (Chair), • Nominating and Corporate Governance

Background: Mr. Kamarck is an independent member of our Board of Directors and has served as a director since June of 2017. Mr. Kamarck has over 40 years of experience in business and law in both the public and private sectors.  He has served as the head of structuring at Elanus Capital Management, LLC, an alternative asset manager since January 2011. Prior to that time, from 1999 to 2005, he was the President of Radian Asset Assurance Inc., the financial guarantee arm of Radian Group Inc. (NYSE:RDN). Prior to Radian, Mr. Kamarck served as Chairman of the Export-Import Bank of the United States and Co-Head of Structured Credit and General Counsel at Financial Guarantee Insurance Corporation.  Mr. Kamarck began his professional career as an attorney with Morrison and Foerster, at which he ultimately became a Partner and head of the securitization practice.  He received a J.D. from Stanford Law School in 1975 and a B.A. in English Literature from Haverford College in 1971.  We believe Mr. Kamarck is qualified to serve as a director of the company because of his extensive background in the financial services industry and experience serving in executive management and leadership roles.

Stephen G. Kasnet
Director since: 2017 Age: 72 Board Committees: • Audit (Chair)

Background: Mr. Kasnet is an independent member of our Board of Directors and has been appointed as its Lead Independent Director.  He has served as a director since June of 2017.  Mr. Kasnet also serves as a director of Two Harbors Investment Corp. (NYSE: TWO). He previously served as a director of Silver Bay Realty Trust Corp. and a director and chair of Columbia Laboratories, Inc., a specialty pharmaceuticals company (NASDAQ: CBRX), now Juniper Pharmaceuticals, from 2004 to 2015, including as Chairman of the Board. From 2007 to 2009, Mr. Kasnet was the Chairman of Dartmouth Street Capital LLC, a private investment firm. He was also the President and Chief Executive Officer of Raymond Property Company LLC, a real estate company, from 2007 through October 2009. From 2000 to 2006, he was President and Chief Executive Officer of Harbor Global Company, Ltd., an asset management, natural resources and real estate investment company, and President of the PIOglobal, a Russian real estate investment fund. From 1995 to 1999, Mr. Kasnet was a director and member of the Executive Committee of The Bradley Real Estate Trust. He was Chairman of Warren Bank and Warren Bancorp from 1990 to 2003. Mr. Kasnet has also held senior management positions with other financial organizations, including Pioneer Group, Inc., First Winthrop Corporation and Winthrop Financial Associates, and Cabot, Cabot and Forbes. He serves as Chairman of the Board of Rubicon Ltd., a forestry company (NZX:RBC), as a director of First Ipswich Bancorp, a bank owned by Brookline Bancorp, and as a director of GoodBulk, Ltd., a cargo company. He formerly served as a director of Tenon Ltd., a wood products company, FTD Corporation and Republic Engineered Products. He is also a trustee of the board of the Governor’s Academy, a private coed boarding high school in Byfield, Massachusetts. Mr. Kasnet received a B.A. from the University of Pennsylvania. Mr. Kasnet was appointed to our Board of Directors pursuant to a Director Designation Agreement, between us and Two Harbors, entered into in connection with our IPO. We believe Mr. Kasnet is qualified to serve as a director of the company because of his broad business background, extensive experience as a director of public companies, and his qualification as an audit committee financial expert.

William Roth
Director since: 2017 Age: 60

Background: Mr. Roth is a member of our Board of Directors and has served as a director of our company since its inception.  Mr. Roth also serves as a director of Two Harbors Investment Corp. (NYSE: TWO), and has served as its Chief Investment Officer since January 2013 after serving as Co-Chief Investment Officer from October 2009 until January 2013. Mr. Roth is a Partner of our external manager, Pine River Capital Management L.P., and is a Director of the Pine River Foundation.  Prior to joining Pine River in 2009, Mr. Roth was at Citigroup and its predecessor firm, Salomon Brothers Inc., for 28 years where he was named a Director in 1987 and a Managing Director in 1997. From 2004 to 2009, Mr. Roth managed a proprietary trading book at Citigroup with particular focus on mortgage and asset-backed securities. From 1994 to 2004, Mr. Roth was part of the Salomon/Citi New York Mortgage Sales Department. From 1981 to 1994, Mr. Roth managed the Chicago Financial Institutions Sales Group for Salomon Brothers. He received an M.B.A. with a concentration in Finance from the University of Chicago Graduate School of Business in 1981, and a B.S. in Finance and Economics from Miami University in Oxford, Ohio in 1979.  We believe Mr. Roth is qualified to serve as a director of the company because of his investment experience and financial services background, as well as his role as a partner of Pine River, which helps ensure that adequate resources are devoted to our company.

W. Reid Sanders
Director since: 2017 Age: 68 Board Committees: • Audit • Compensation

Background: Mr. Sanders is an independent member of our Board of Directors and has served as a director since June of 2017.  He currently serves as the President of Sanders Properties, Inc., a real estate company and is a director, and member of the audit, compensation risk oversight committees, of Two Harbors Investment Corp. (NYSE: TWO).  He also serves as a director and member of the audit committee and investment committee of Mid-America Apartment Communities, Inc. (NYSE: MAA), a real estate investment trust that owns and operates apartment complexes. Mr. Sanders is a member of the board, and executive and compensation committees of Independent Bank, a bank holding company; serves on the investment committee at Cypress Realty, a commercial real estate company; and is on the advisory board of SSM Venture Partners III, L.P., a private venture capital firm. He is the former chairman of the board of Two Rivers Capital Management, and his former directorships include Harbor Global Company Ltd., an asset management, natural resources and real estate investment company, Silver Bay Realty Trust Corp., PioGlobal Asset Management, a private investment management company, The Pioneer Group Inc., a global investment management firm, and TBA Entertainment Corporation, a strategic communications and entertainment marketing company. He was co-founder and former Executive Vice President of Southeastern Asset Management, and former President of Longleaf Partners Mutual Funds, from 1975 to 2000.  He served as an Investment Officer at First Tennessee Investment Management, the investment management division of First Horizon National Corporation, from 1973 to 1975. Mr. Sanders is a trustee of the Hugo Dixon Foundation, the Dixon Gallery and Gardens, the Hutchison School, Rhodes College, and the Tennessee Shakespeare Company, and is a former trustee of The Jefferson Scholars Foundation and the Campbell Clinic Foundation. Mr. Sanders was appointed to our Board of Directors pursuant to a Director Designation Agreement, between us and Two Harbors, entered into in connection with our IPO We believe Mr. Sanders is qualified to serve as a director of the company because of his extensive background in the financial services and real estate businesses, and his experience serving as a director and audit committee member of public companies.

Thomas E. Siering
Director since: 2017 Age: 58

Background: Mr. Siering is an independent member of our Board of Directors and has served as a director of our company since its inception.  Mr. Siering also serves as a director of Two Harbors Investment Corp. (NYSE: TWO), and has served as its Chief Executive Officer and President since its founding in May 2009.  Mr. Siering is a Partner of our external manager, Pine River Capital Management L.P., and is a Director of the Pine River Foundation. Prior to joining Pine River in 2006, Mr. Siering was head of the Value Investment Group at EBF & Associates, a private investment firm, from 1989 until 2006. During that period, he was also the manager for Merced Partners, LP, a private investment firm, and Tamarack International Limited, a closed end, non-diversified investment management company. Mr. Siering was named a Partner at EBF & Associates in 1997. Mr. Siering joined EBF & Associates in 1989 as a trader. From 1987 to 1989, Mr. Siering held various positions in the Financial Markets Department at Cargill, Inc. From 1981 until 1987, Mr. Siering was employed in the Domestic Soybean Processing Division at Cargill in both trading and managerial roles. Mr. Siering also served on the board of directors of Silver Bay Realty Trust Corp. Mr. Siering holds a B.B.A. from the University of Iowa with a major in Finance.  We believe Mr. Siering is qualified to serve as a director of the company because of his extensive investment experience and his role as a partner of Pine River, which helps ensure that adequate resources are devoted to our company.

Brian C. Taylor
Director since: 2017 Age: 53

Background: Mr. Taylor is the chairman of our Board of Directors. He has been a director of our company since its inception. Mr. Taylor is the Chief Executive Officer and Co-Chief Investment Officer of our external manager, Pine River Capital Management L.P., which he founded in 2002.  Mr. Taylor also serves as chair of the board of directors of Two Harbors Investment Corp. (NYSE: TWO).  Prior to founding Pine River, Mr. Taylor was with EBF & Associates from 1988 to 2002, where he was named head of the convertible arbitrage group in 1994 and a Partner in 1997. His responsibilities at EBF included portfolio management, marketing, product development and trading information systems development. Mr. Taylor received an M.B.A. from the University of Chicago and a B.S. from Millikin University in Decatur, Illinois. Mr. Taylor passed the Illinois Certified Public Accountant Examination in 1986. Mr. Taylor currently serves on the board of directors for Northside Achievement Zone. He also previously served as a director and Chairman of Silver Bay Realty Trust Corp. from 2012 to 2014. We believe Mr. Taylor is qualified to serve as a director of the company because of his extensive investment experience and his role as the Chief Executive Officer of Pine River, which helps ensure that adequate resources are devoted to our company.

John A. Taylor
Director since: 2017 Age: 62

Background: Mr. Taylor is our Chief Executive Officer and President and a member of our Board of Directors. Mr. Taylor has been a director and executive officer of our company since its inception. Mr. Taylor also serves as Global Head of Commercial Real Estate and a member of the Investment Committee of the company’s external manager, Pine River Capital Management L.P., since November 2014.  Prior to joining Pine River, Mr. Taylor served as a Managing Director and Head of Global Real Estate Finance for Prudential Real Estate Investors from 2009 to November 2014, where he also was a member of the Global Management Committee and chaired the Global Investment Committee for debt and equity.  From 2003 to 2007, Mr. Taylor was a partner at Five Mile Capital Partners LLC. Prior to Five Mile Capital, he was co-head of real estate investment banking for the Americas and Europe at UBS. He previously led the Real Estate Group at Paine Webber and served on the firm’s Operating Committee, and was head trader and manager of the CMBS and Principal Commercial Mortgage business for Kidder, Peabody & Co., Inc. Mr. Taylor was a founding governor of the Commercial Mortgage Securities Association (now the Commercial Real Estate Finance Council) and a member of the President’s Council of the Real Estate Roundtable. Mr. Taylor received a J.D. from Yale Law School, a MSc. in international relations from the London School of Economics and Political Science, and a B.A. in philosophy from the University of Illinois.  We believe Mr. Taylor is qualified to serve as a director of the company because of his role as our company’s Chief Executive Officer and his extensive knowledge of and experience in the commercial real estate markets in which the company operates.

Hope B. Woodhouse
Director since: 2017 Age: 61 Board Committees: • Audit • Nominating and Corporate Governance

Background: Ms. Woodhouse is an independent member of our Board of Directors and has served as a director since June of 2017.  Ms. Woodhouse has over 25 years of experience in the financial services industry at top-ranked, global alternative asset management firms and broker dealers. Ms. Woodhouse has served as a director of Two Harbors Investment Corp. (NYSE: TWO) since May 2012.  From 2005 to 2009, she served as Chief Operating Officer and as a member of the management committee for Bridgewater Associates, Inc. Between 2003 and 2005, Ms. Woodhouse was President and Chief Operating Officer of Auspex Group, L.P., and was Chief Operating Officer and a member of the management committee of Soros Fund Management LLC from 2000 to 2003. Prior to that, she held various executive leadership positions, including Treasurer of Funds at Tiger Management L.L.C. from 1998 to 2000 and Managing Director of the Global Finance Department at Salomon Brothers Inc. from 1983 to 1998. She has previously served as a director of Piper Jaffray Companies (NYSE: PJC) and as a member of its audit and compensation committees, Seoul Securities Co. Ltd., Soros Funds Limited and The Bond Market Association. Ms. Woodhouse also serves on the boards of Bottom Line New York, the Kindergarten Reading Collaborative, Children’s Services Advisory Committee and the John’s Island Community Service League and is a trustee of the Tiger Foundation, and a member of the investment committee at Phillips Academy, Andover, Massachusetts. Ms. Woodhouse received an M.B.A. from Harvard Business School and an A.B. degree in Economics from Georgetown University.  Ms. Woodhouse was appointed to our Board of Directors pursuant to a Director Designation Agreement, between us and Two Harbors, entered into in connection with our IPO. We believe Ms. Woodhouse is qualified to serve as a director of the company because of her background in the financial services industry, her experience as a director of public companies, and her qualification as an audit committee financial expert.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

Our Board of Directors is committed to maintaining the highest standards of business conduct and corporate governance. As described more fully below, we have adopted a Code of Business Conduct and Ethics applicable to the conduct of our officers and directors, as well as to the employees of our external manager, Pine River Capital Management L.P., and its affiliates. We have also adopted Corporate Governance Guidelines, which, in conjunction with our Charter, Bylaws and our board committee charters, provide the framework for our corporate governance practices.

You can access our Code of Business Conduct and Ethics, our Corporate Governance Guidelines, the charters for our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, and certain other policies under “Corporate Governance” in the Investors section of our website at www.gpmortgagetrust.com or by writing to our Investor Relations department at Granite Point Mortgage Trust Inc., 590 Madison Avenue, 38th Floor, New York, New York 10022.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our officers and directors and to Pine River’s officers, directors and employees when such individuals are acting for us or on our behalf. Among other matters, our Code of Business Conduct and Ethics is designed to detect and deter wrongdoing and to promote:

•                   honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•                   full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•                   compliance with applicable governmental laws, rules and regulations;

•                   prompt internal reporting of violations of the Code of Business Conduct and Ethics to appropriate persons identified in the Code; and

•                   accountability for adherence to the Code of Business Conduct and Ethics.

Any waiver of the Code of Business Conduct and Ethics for our executive officers or directors may be made only by our Board of Directors or a committee thereof and will be promptly disclosed as required by law or stock exchange regulations. The Code of Business Conduct and Ethics was adopted by the Board of Directors on June 14, 2017.

Director Independence

NYSE rules require that a majority of a company’s board of directors be composed of “independent directors,” which is defined generally as a person other than an executive officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these considerations, our Board of Directors has affirmatively determined, upon the review and recommendation of our Nominating and Corporate Governance Committee, that the following directors and director nominees each meet the qualifications of an independent director: Tanuja M. Dehne, Martin A. Kamarck, Stephen G. Kasnet, W. Reid Sanders and Hope B. Woodhouse.

Board Leadership Structure

Our Board of Directors is led by a Chairman who is appointed by the directors. Both independent and non-independent directors are eligible for appointment as the Chairman. The Chairman presides at all meetings of our stockholders and of our Board of Directors. The Chairman performs such other duties and exercises such powers as from time to time shall be prescribed in our Bylaws or by our Board of Directors. Our Board of Directors has appointed Mr. Brian Taylor to serve as our Chairman.

Our Corporate Governance Guidelines provide that the independent directors shall appoint a director to serve as the lead independent director. The lead independent director is responsible for coordinating the activities of the other independent directors, including scheduling and conducting separate meetings of the independent directors and for such other duties as are assigned from time to time by our Board of Directors. Our independent directors have appointed Mr. Kasnet to serve as our lead independent director.

Our Board of Directors consists of a majority of independent directors and exercises a strong, independent oversight function. All of the committees of our Board of Directors – Audit, Compensation, and Nominating and Corporate Governance – are comprised entirely of independent directors. A number of board committee processes and procedures, including regular executive sessions of independent directors and a regular review of the performance of our external manager, provide substantial independent oversight of our management’s performance. Under our Bylaws and Corporate Governance Guidelines, our Board of Directors has the ability to change its structure if it determines that such a change is appropriate and in the best interest of our company. Our Board of Directors believes that these factors provide the appropriate balance between the authority of those who oversee our company and those who manage it on a day-to-day basis.

We currently separate the roles of Chairman and Chief Executive Officer. However, our Chairman and Chief Executive Officer are both affiliated with our external manager, Pine River Capital Management L.P. Our Board of Directors believes that this affiliation benefits our company because these individuals are knowledgeable about our company’s business and they are able to ensure that adequate resources are devoted to the company by Pine River pursuant to our Management Agreement between us and Pine River Capital Management dated June 28, 2017 (the “Management Agreement”).

Board Committees

Our Board of Directors has formed three committees, including our Audit, Compensation, and Nominating and Corporate Governance Committees, and has adopted charters for each of these committees. Each committee is composed exclusively of directors who meet the independence and other requirements established by the rules and regulations of the SEC and the NYSE listing standards. Additionally, the Compensation Committee is composed exclusively of individuals intended to be, to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, non-employee directors.

The following table summarizes the current membership of each of our committees.

Director	Audit	Compensation	Nominating & Corporate Governance

Tanuja M. Dehne		x	Chair
Martin A. Kamarck		Chair	x
Stephen G. Kasnet	Chair
W. Reid Sanders	x	x
Hope B. Woodhouse	x		x

Audit Committee

Our Audit Committee is responsible for engaging our independent registered public accounting firm, preparing Audit Committee reports, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees, and reviewing the adequacy of our internal accounting controls.

Our Audit Committee is, and will at all times be, composed exclusively of “independent directors” as defined under the NYSE listing standards and who otherwise meet the NYSE listing standards. Each member of our Audit Committee is also financially literate, in that they are able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, as a listed company, we must certify that our Audit Committee has and will continue to have at least one member who is financially sophisticated in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. Our Board of Directors has determined that each of Mr. Kasnet and Ms. Woodhouse satisfies the definition of financial sophistication and also qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Our Audit Committee’s purpose and responsibilities are more fully set forth in its charter.

Compensation Committee

The principal functions of our Compensation Committee are to:

•                   evaluate the performance of our executive officers;

•                   in consultation with senior management, establish the company’s general compensation philosophy and review the compensation philosophy of the company’s external manager;

•                   evaluate the performance of our external manager Pine River;

•                   review the compensation and fees payable to Pine River under the Management Agreement;

•                   review the compensation and fees payable to any affiliates of Pine River or any other related party;

•                   prepare Compensation Committee reports;

•                   make recommendations to our Board of Directors with respect to our company’s incentive compensation plans and equity-based plans; and

•                   administer any equity incentive plan, including the issuance of any common stock or other equity awards there under to employees of Pine River who provide services to us under the Management Agreement.

Our Compensation Committee is responsible for reviewing and making recommendations to our Board of Directors regarding the compensation of our company’s independent directors.  In doing so, the Compensation Committee will work with our independent compensation consultant and consider, among other things, the following:

•                   the compensation that is paid to directors of other companies that are comparable to us;

•                   the amount of time directors are expected to devote to preparing for and attending meetings of our Board of Directors and the committees on which they serve;

•                   the success of our company;

•                   whether a director is a lead independent director or chairman of one of the committees of our Board of Directors and the time commitment related thereto;

•                   if a committee on which a director serves undertakes a special assignment, the importance of that special assignment to our company and its stockholders; and

•                   the risks involved in serving as a director on our Board of Directors or a member of its committees.

All decisions concerning independent director compensation are made by the non-independent, disinterested members of our Board of Directors, none of whom are paid for their service on our Board. Other than our Chief Executive Officer, who serves as a non-independent director, none of our executive officers are involved in determining independent director compensation levels, although our management team may provide support to the Compensation Committee and its independent compensation consultant, including certain information, data and other resources in connection with its compensation recommendations to our Board of Directors.

Our Compensation Committee may delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee. Our Compensation Committee’s purpose and responsibilities are more fully set forth in the Compensation Committee’s charter.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for seeking, considering and recommending to our Board of Directors qualified candidates for election as directors and approves and recommends to the full Board of Directors the appointment of each of our executive officers. It also periodically prepares and submits to our Board of Directors for adoption its selection criteria for director nominees. It reviews and makes recommendations on matters involving the general operation of our Board of Directors and our corporate governance, and annually recommends to our Board of Directors nominees for each committee of our Board of Directors. In addition, the Nominating and Corporate Governance Committee annually facilitates the assessment of our Board of Directors’ performance and report thereon to our Board of Directors.

Our Nominating and Corporate Governance Committee considers the following factors in making its recommendations to the Board of Directors: background experience, skills, expertise, accessibility and availability to serve effectively on the Board of Directors. The Nominating and Corporate Governance Committee also conducts inquiries into the background and qualifications of potential candidates.

Our Nominating and Corporate Governance Committee’s purpose and responsibilities are more fully set forth in its charter.

Role of Our Board of Directors in Risk Oversight

Our management is responsible for assessing and managing the risks faced by our company, subject to the oversight of our Board of Directors. Our Board of Directors exercises its oversight of our company’s risks, including through the review of our business plans, capital structure, financial results, and infrastructure.  The Board has also established investment guidelines, which set parameters for the type and size of investments we can make without further Board approval.  Additionally, the Board of Directors relies upon our Audit Committee to oversee risks related to the quality and integrity of our financial reports, the performance and independence of our external auditor, the performance of our internal audit function, our policies regarding accounting and financial matters and internal controls, and performance of our information technology and data security function, including as it relates to cybersecurity.

Management routinely informs the Board of Directors and its Committees of developments that could affect our risk profile or other aspects of our business.

Cyber Security

Our external manager provides our company with personnel, including its Chief Information Security Officer, to help manage the growing complexity of cyber risks.  Our external manager’s Chief Information Security Officer will report to the Board of Directors and/or the Audit Committee on a regular basis regarding our company’s exposure to cyber risk, including with respect to our cyber security infrastructure, the development and implementation of policies, procedures, standards and technical measures to create an environment that is designed to minimize exposure to cyber threats and recovery from adverse events, if any.

Board Meetings

We commenced operating as a public company on June 28, 2017.  During the remainder of 2017, our Board of Directors held three meetings. During certain meetings of our Board of Directors, the independent directors also met separately in executive sessions without management present to discuss various matters. During that same period, our Audit Committee held four meetings. Our Compensation Committee and Nominating and Corporate Governance Committee did not hold in-person meetings during that time, but the Chairs of each committee were actively working with management in 2017 to develop processes and agendas for future meetings, and the Compensation Committee took action on a variety of matters by unanimous written consent in lieu of holding formal meetings.  Each of our directors attended at least 75% of the aggregate total number of meetings held by the Board of Directors and all committees on which he or she served during 2017.

Director Nomination Process

Our Corporate Governance Guidelines provide the following minimum qualifications for directors in order to be considered for a position on our Board of Directors:

•                   possession of the highest personal and professional ethics, integrity and values;

•                   the ability to exercise good business judgment and be committed to representing the long-term interests of the company and its stockholders;

•                   having an inquisitive and objective perspective, practical wisdom and mature judgment; and

•                   willingness to devote the necessary time and effort to board of director duties, including preparing for and attending meetings of the Board of Directors and its committees.

In considering candidates for nomination as a director, the Nominating and Corporate Governance Committee generally assembles all information regarding a candidate’s background and qualifications, evaluates a candidate’s mix of skills and qualifications and determines the contribution that the candidate could be expected to make to the overall functioning of our Board of Directors. Although we do not have a formal policy on diversity, our corporate governance guidelines provide that our company shall endeavor to have a Board of Directors representing a diverse education and experience that provides knowledge of business, financial, governmental or legal matters that are relevant to our business and to our status as a publicly owned company. With respect to the re-nomination of current directors, the Committee considers the foregoing factors as well as past participation in and contributions to the activities of our Board of Directors and its committees.

Our Nominating and Corporate Governance Committee will consider candidates recommended for nomination to our Board of Directors by our stockholders. Stockholder recommendations for nominees to the Board of Directors should be submitted in writing to our Secretary. The manner in which such Committee evaluates candidates recommended by stockholders is generally the same as any other candidate, including customary diligence, interviews and background checks. However, the Committee will also seek and consider information concerning any relationship between a stockholder recommending a candidate and the candidate to determine if the candidate can represent the interests of all of the stockholders. The Committee will not evaluate a candidate recommended by a stockholder unless the stockholder’s proposal provides a certification that the potential candidate consents to being named in our proxy statement and will serve as a director if elected.

Majority Voting for Directors and Director Resignation Policy

Our Bylaws provide that a director nominee will be elected by receiving the affirmative vote of a majority of the votes cast on the election of such nominee on a per nominee basis in an uncontested election (which occurs when the number of director nominees is the same as the number of directors to be elected). If a director nominee who is an incumbent director receives a greater number of votes “against” than votes “for” his or her election and with respect to whom no successor has been elected, such incumbent director shall promptly tender his or her offer to resign to our Board of Directors for its consideration following certification of the stockholder vote. Within 90 days following certification of the stockholder vote, our Nominating and Corporate Governance Committee shall consider the tendered resignation offer and make a recommendation to our Board of Directors whether or not to accept such offer, and our Board of Directors shall act on our Nominating and Corporate Governance Committee’s recommendation. In determining whether to accept the resignation, our Nominating and Corporate Governance Committee and Board of Directors may consider any factors they deem relevant in deciding whether to accept a director’s resignation, including, among other things, whether accepting the resignation of such director would cause our company to fail to meet any applicable stock exchange or SEC rules or requirements. Thereafter, our Board of Directors shall promptly and publicly disclose its decision-making process regarding whether to accept the director’s resignation offer or the reasons for rejecting the resignation offer, if applicable, on a Form 8-K furnished to the SEC. Any director who tenders his or her resignation will not participate in our Nominating and Corporate Governance Committee’s recommendation or our Board of Directors’ action regarding whether to accept the resignation offer. If our Board of Directors does not accept the director’s resignation, such director will continue to serve until the next annual meeting of stockholders and until such director’s successor is duly elected and qualified or until the director’s earlier resignation or removal.

In a contested election, the director nominees who receive a plurality of votes cast will be elected as directors. Under the plurality standard, the number of persons equal to the number of vacancies to be filled who receive more votes than other nominees are elected to our Board of Directors, regardless of whether they receive a majority of votes cast.

Communications with our Board of Directors

We provide the opportunity for our stockholders and all other interested parties to communicate with members of our Board of Directors. Stockholders and all other interested parties may communicate with the independent directors or the chairperson of any of the committees of the Board of Directors by email or regular mail. All communications should be sent to the company’s Secretary, Rebecca B. Sandberg, by email to secretary@gpmortgagetrust.com or by regular mail to the attention of the Independent Directors, the Chair of the Audit Committee, the Chair of the Compensation Committee, or the Chair of the Nominating and Corporate Governance Committee, as the case may be, in each instance in care of the Secretary at the company’s office at 590 Madison Avenue, 38th Floor, New York, New York 10022.

Our Secretary will review each communication received in accordance with this process to determine whether the communication requires immediate action. The Secretary will forward all appropriate communications received, or a summary of such communications, to the appropriate member(s) of our Board of Directors. However, we reserve the right to disregard any communication that we determine is unduly hostile, threatening or illegal, or does not reasonably relate to us or our business, or is similarly inappropriate. The Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

Stockholder proposals must be made in accordance with the procedures set forth in our current Bylaws or the procedures set forth in Rule 14a-8 of the Exchange Act and not the procedures set forth in the preceding paragraph or the procedures set forth under “Corporate Governance and Board of Directors – Director Nomination Process” above. Nominations for the Board of Directors proposed may only be made in accordance with the procedures set forth in our Bylaws. Certain matters set forth in our Bylaws for stockholder proposals, including nominations for our Board of Directors, as well as certain matters set forth in Rule 14a-8 for stockholders proposals are described in “Other Matters – Stockholder Proposals and Director Nominations for 2019 Annual Meeting” in this proxy statement.

Director Compensation

We compensate the independent members of our Board of Directors for their service. It is our belief that director compensation should:

•                   align the interests of our directors and our stockholders;

•                   ensure our company can attract and retain outstanding director candidates who meet the selection criteria set forth in our Corporate Governance Guidelines and Nominating and Corporate Governance Committee Charter; and

•                   reflect the substantial time commitment of our directors necessary to oversee our business.

Generally, it has been our practice to compensate our independent directors with a mix of cash and equity-based compensation. We do not pay any compensation to the non-independent directors for their service on our Board of Directors. However, all members of our Board of Directors are reimbursed for their costs and expenses of serving on the Board of Directors, including costs and expenses of attending all meetings of our Board of Directors and its Committees. As discussed above, the Compensation Committee Charter provides that the Compensation Committee has the primary responsibility for reviewing and recommending any changes to director compensation. Our Board of Directors reviews the Compensation Committee’s recommendations and the non-independent, disinterested directors make all decisions concerning the amount and manner of independent director compensation.

Independent Director Compensation for 2017

For the partial-year term that began on the day we commenced operations (June 28, 2017) and ends at the 2018 Annual Meeting, our director compensation policy specifies that each of our independent directors, which includes the individuals listed below, were entitled to earn the following fees for their service:

•                   for each independent director, an annual fee of $100,000, paid half in cash and half in shares of our common stock;

•                   for the Audit Committee Chair, an additional fee of $15,000, paid half in cash and half in shares of our common stock; and

•                   for the lead independent director, an additional fee of $35,000, paid half in cash and half in shares of our common stock.

The cash portion of these annual fees is paid in four equal quarterly installments over the course of the term. The common stock portion of the annual fees is granted under our 2017 Equity Incentive Plan (the “Equity Incentive Plan”), which generally occurs on the first business day following the annual meeting of stockholders at which such director is elected, and in the case of the 2017 partial-year term, on effective as of the date that such individuals began their service, as applicable.  The number of shares of common stock subject to issuance is determined using the fair market value of our common stock on the grant date, which is based on the closing market price on the NYSE on the grant date. The common stock granted to the independent directors under our Equity Incentive Plan as part of the director fees noted above vests immediately on the grant date.

The following table shows the compensation of our independent directors for services in all capacities provided to us for the year ended December 31, 2017:

Name	Annual Fees Paid in Cash(1)	Stock Awards(2)	Total
Tanuja M. Dehne	$25,000.00	$49,998.00	$74,998.00
Martin A. Kamarck	$25,000.00	$49,998.00	$74,998.00
Stephen G. Kasnet	$37,500.00	$74,540.56	$112,040.56
W. Reid Sanders	$25,000.00	$49,998.00	$74,998.00
Hope B. Woodhouse	$25,000.00	$49,998.00	$74,998.00

(1)         This column sets forth the cash fees paid by us during the year ended December 31, 2017.  The current term of each of the independent directors expires on the date of the 2018 Annual Meeting.

(2)         The values in this column were computed in accordance with FASB ASC Topic 718 and are based on the closing market price of our common stock on the NYSE on the grant date of the stock award.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee or Nominating and Corporate Governance Committee is or has been employed by us. None of our executive officers currently serves as a member of the board of directors or compensation committee of another entity that has one or more executive officers serving on our Board of Directors or our Compensation or Nominating and Corporate Governance Committees, except that in 2017 each of Messrs. Brian Taylor, Siering and Roth, each of whom are partners of Pine River, participated in making compensation decisions for officers and employees of Pine River and its affiliates.

Transactions with Related Persons

Management Agreement with Pine River Capital Management L.P.

We are party to a Management Agreement with Pine River Capital Management L.P., pursuant to which Pine River provides the day-to-day management of our business, including providing us with our executive officers and all other personnel necessary to support our operations. The Management Agreement requires Pine River to manage our business in conformity with the policies and the investment guidelines that are approved and monitored by our Board of Directors. The Management Agreement has an initial three-year term, which expires on June 28, 2020, and renews automatically for successive one-year terms unless earlier terminated by either us or Pine River in accordance with the terms thereof. Pine River is entitled to receive a termination fee from us under certain circumstances. In exchange for its services, we are obligated to pay Pine River a management fee as well as reimburse it for certain expenses incurred by it and its affiliates in rendering management services to us. Mr. Brian Taylor, our Chairman, is Chief Executive Officer and a Partner of Pine River. Messrs. Siering and Roth, members of our Board of Directors, are partners of Pine River. Mr. John Taylor, our President and Chief Executive Officer, Mr. Urbaszek, our Chief Financial Officer and Treasurer, Mr. Alpart, our Chief Investment Officer, Mr. Plust, our Chief Operations Officer, and Ms. Sandberg, our Secretary and General Counsel, are each employees of Pine River.

We incurred charges of $8.5 million for year ended December 31, 2017 related to the Management Agreement, of which $6.3 million was for the base management fee and $2.2 million represented expense reimbursements for general and administrative expenses incurred by the company in the normal course of its operations and certain compensation expenses incurred by Pine River under the Management Agreement as described in greater detail below. No incentive fees were earned by or paid to Pine River during the year.

Under the Management Agreement, we pay Pine River a base management fee equal to 1.5% of equity on an annualized basis. For purposes of calculating the management fee, equity means the sum of the net proceeds from all issuances of our equity securities, plus cumulative “core earnings” at the end of the most recently completed calendar quarter, less any distributions to stockholders, any amount paid to repurchase stock, and any incentive fees earned by Pine River, but excluding the incentive fee earned in the current quarter. Beginning in the fourth quarter of 2018, incentive fees, if earned, will be payable to Pine River.  The incentive fee will be the excess of (1) the product of (a) 20% and (b) the result of (i) “core earnings” for the previous 12-month period, minus (ii) the product of (A) equity in the previous 12-month period, and (B) 8% per annum, less (2) the sum of any incentive fees paid to Pine River with respect to the first three calendar quarters of such previous 12-month period; provided, however, that no incentive fees are payable with respect to any calendar quarter unless “core earnings” for the 12 most recently completed calendar quarters in the aggregate is greater than zero.

For purpose of calculating the base management and incentive fees, “core earnings” means net income (loss) attributable to common stockholders, excluding non-cash equity compensation expense, incentive fees earned by Pine River, depreciation and amortization, any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable period (regardless of whether such items are included in other comprehensive income or loss or in net income) and one-time events pursuant to changes in U.S. GAAP and certain material non-cash income or expense items, in each case after discussions between Pine River and the independent members of our Board of Directors and approved by a majority of our independent directors.

As noted above, we reimburse Pine River for (i) our allocable share of the cash compensation paid by Pine River to its employees serving as our Chief Financial Officer, Chief Operating Officer and General Counsel and other employees of Pine River who provide services to us, including employees providing us with in-house legal, tax, accounting, consulting, auditing, administrative, information technology, computer programming and development and other back-office resources; and (ii) any amounts for employees of Pine River’s affiliates arising under a shared facilities and services agreement between Pine River and its affiliates.  In 2017, we reimbursed Pine River a total of $284,500 for compensation paid to employees of Pine River serving as our Chief Financial Officer, Chief Operating Officer and General Counsel.  We do not reimburse Pine River for any expenses related to the compensation of our Chief Executive Officer, Chief Investment Officer and other personnel who provide investment services to us.

Transactions with Significant Stockholders

As described in greater detail below under “Beneficial Owners of More than Five Percent of Our Common Stock,” as of February 8, 2018, Goldman Sachs Asset Management reported that it was a beneficial owner of more than five percent (5%) of our common stock and, therefore, is considered a related party under SEC rules.  In 2017, prior to Goldman Sachs Asset Management becoming a related party, we entered into a Master Repurchase and Securities Contract Agreement and subsequent amendments with an affiliate of Goldman Sachs Asset Management.  This financing arrangement, pursuant to which we finance certain of our loans held for investment, was entered into on an arm’s-length basis.  As of December 31, 2017, we had an aggregate outstanding balance of approximately $253 million under this financing arrangement.

Related Person Transaction Policies

Our Audit Committee Charter requires our Audit Committee to review, approve and oversee any related party transactions involving our company and also authorizes such Committee to develop policies and procedures for its approval of related party transactions.

Our Management Agreement places restrictions on Pine River from entering into transactions with its related parties or providing services under the Management Agreement on terms that are no more favorable to Pine River or its affiliates than would be obtained from a third party on an arm’s-length basis, in any event unless approved by a majority of our independent directors.

STOCK OWNERSHIP

Beneficial Ownership of Directors, Director Nominees and Named Executive Officers

Our common stock is listed on the NYSE under the symbol “GPMT.” As of March 21, 2018, we had 353 registered holders and 64,486 beneficial owners of our common stock. The following table sets forth information regarding the beneficial ownership of our common stock as of March 21, 2018 (unless otherwise indicated) by each of our executive officers, current directors and director nominees and all of such individuals as a group.

Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act. A person is deemed to be the beneficial owner of any shares of common stock if that person has or shares voting power or investment power with respect to those shares or has the right to acquire beneficial ownership at any time within 60 days of the date of the table. “Voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percent of Class(2)
Directors and Director Nominees:

Tanuja M. Dehne	3,564	*
Martin A. Kamarck	2,564	*
Stephen G. Kasnet(3)	17,319	*
William Roth	153,829	*
W. Reid Sanders	70,428	*
Thomas E. Siering(3)	185,482	*
Brian C. Taylor	23,014	*
John A. Taylor	195,862	*
Hope B. Woodhouse(3)	12,927	*
Officers:
Stephen Alpart	85,220	*
Steven Plust	83,213	*
Rebecca B. Sandberg	40,390	*
Marcin Urbaszek	38,711	*
All director nominees and executive officers as a group (13 individuals)	912,523	2.10%

*     Represents ownership of less than 1.0% of our outstanding common stock as of March 21, 2018.

(1)         The business address of each of the individuals is 590 Madison Avenue, 38th Floor, New York, New York 10022.

(2)         Based on 43,437,059 shares of common stock outstanding as of March 21, 2018. Our directors and named executive officers are prohibited from hedging company stock and from pledging company stock in any manner, whether as collateral for a loan, in a margin account held at a broker, or otherwise.

(3)         Includes shares of common stock acquired by the reporting person in connection with the pro rata stock dividend by Two Harbors Investment Corp. to its stockholders on November 1, 2017; the dividend distribution was exempt from Section 16 of the Securities Exchange Act of 1934  pursuant to Rule16a-9 thereof.

Beneficial Owners of More than Five Percent of Our Common Stock

Based on filings made under Section 13(g) of the Exchange Act, the persons known by us to be beneficial owners of five percent (5%) or more of our common stock were as follows:

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class(1)
The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	3,491,935	8.04%
BlackRock, Inc.(3) 55 East 52nd Street New York, NY 10055	3,772,127	8.68%
Goldman Sachs Asset Management (4) 200 West Street New York, NY 10282	3,119,531	7.18%

(1)         Based on 43,437,059 shares of our common stock outstanding as of March 21, 2018.

(2)         Based on a Schedule 13G filed with the SEC on February 8, 2018, by The Vanguard Group reporting that it has sole voting power with respect to 47,072 shares, shared voting power with respect to 3,173 shares, sole dispositive power with respect to 3,444,175 shares, and shared dispositive power with respect to 47,760 shares.

(3)         Based on a Schedule 13G  filed with the SEC on February 1, 2018, by BlackRock, Inc. reporting that it has sole voting power with respect to 3,684,349 shares and sole dispositive power with respect to all shares reported.

(4)         Based on a Schedule 13G filed with the SEC on February 6, 2018, by Goldman Sachs Asset Management reporting that it has shared voting power with respect to 2,992,040 shares and shared dispositive power with respect to all shares reported, but does not hold sole voting power or sole dispositive power with respect to any of the shares reported.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of SEC Regulation S-K require that our directors and executive officers, and any persons holding more than 10% of our common stock (“10% holders”), file reports of ownership and changes in ownership with the SEC. Officers, directors and 10% holders are required by Item 405 of Regulation S-K to furnish us with copies of all Section 16(a) forms that they file. To our knowledge, based solely on a review of the copies of such reports furnished to us or written representations from reporting persons that all reportable transactions were reported, we believe that during the fiscal year ended December 31, 2017, all reports required to be filed pursuant to Section 16(a) by such executive officers, directors and 10% holders were timely filed.

Director Stock Ownership Guidelines

Our directors are encouraged to own shares of our common stock in order to better align their personal interests with the interests of our stockholders. In furtherance of this objective, our directors stock ownership guidelines require each director to own at least $200,000 in shares of our common stock within five years of being elected to our Board of Directors and thereafter so long as such person continues to serve as a director. Common stock granted in respect of annual director fees are counted toward achieving these stock ownership guidelines.

EXECUTIVE OFFICERS

Executive Officers

Our Board of Directors generally appoints our executive officers annually following our annual meeting of stockholders to serve one year terms. Set forth below is information about each of our named executive officers.

John A. (“Jack”) Taylor
Age: 62	Background: Mr. Taylor is our President and Chief Executive Officer. Biographical information for Mr. Taylor is provided above under “Proposal 1: Election of Directors – Director Nominees.”

Stephen Alpart
Age: 54

Background: Mr. Alpart is our Chief Investment Officer and has served in that role since our inception. He has also served as a Managing Director and a member of the Investment Committee of Pine River’s Commercial Real Estate Group since November 2014. Before joining Pine River, he was Managing Director in Prudential’s Global Real Estate Finance Group, focused on the United States from 2009 to 2014. Previously, he was a Managing Director in the Real Estate Groups at PaineWebber and UBS, where he focused on originating, underwriting and closing large structured commercial real estate loans for private equity firms and owner/operators. He has worked in real estate finance and debt investing for over 20 years in a variety of functions including third-party funds management, proprietary on-book lending, transaction advisory business, loan syndications and loan sales, and workouts/restructurings. Mr. Alpart received a Master’s in Business Administration, Finance and Real Estate from New York University and a B.S. in Business Administration, Accounting and Economics from Washington University.

Steven Plust
Age: 59

Background: Mr. Plust is our Chief Operating Officer on has served in that role since our inception. He has also served as a Managing Director and a member of the Investment Committee of Pine River’s Commercial Real Estate Group since November 2014. Prior to joining Pine River, Mr. Plust was a Managing Director in Prudential’s Global Real Estate Finance Group from 2009 to 2014. He has over 25 years of experience in real estate finance and capital markets, and was an advisor to the Resolution Trust Corporation in the development and implementation of its securitization programs.  Mr. Plust has worked for over 20 years in principal investing platforms on Wall Street and in investment management, where he has been primarily responsible for transaction pricing and structuring, credit risk assessment, and analysis of complex transactions and multi-asset portfolios. He received a Master’s in Business Administration from Columbia University and a B.S. in Chemistry from Rensselaer Polytechnic Institute.

Marcin Urbaszek
Age: 42

Background: Mr. Urbaszek is our Chief Financial Officer and Treasurer and has served in those roles since our inception. He joined Pine River in May 2013 and until the formation of our company, served as a Managing Director of Two Harbors Investment Corp. focusing on strategy, corporate development and capital markets activities. Prior to joining Pine River, Mr. Urbaszek worked at Credit Suisse in the Financial Institutions Group, Investment Banking, serving in various capacities from 2006 to April 2013, most recently as a team lead and partner on coverage and strategic transaction execution for residential and commercial mortgage companies, banks and other specialty consumer and commercial lenders. He has over 16 years of experience in various areas of finance including corporate finance, capital markets, and equity research, with the last 12 years dedicated to financial institutions. Over the course of his career, Mr. Urbaszek has been primarily responsible for transaction advisory, structuring, negotiation and execution, as well as financial planning and analysis. Mr. Urbaszek received a Bachelor of Business Administration in Finance with a Minor focused on Financial Accounting & Economics from Zicklin School of Business, Bernard M. Baruch College, CUNY. Mr. Urbaszek is a CFA Charterholder.

Rebecca B. Sandberg
Age: 46

Background: Ms. Sandberg is our Secretary and General Counsel and has served in that role since our inception. Ms. Sandberg also serves as the General Counsel, Chief Compliance Officer and Secretary of Two Harbors Investment Corp. (NYSE: TWO), a position she has held since March 2013. Ms. Sandberg served as Deputy General Counsel and Secretary of Two Harbors beginning in May 2012, and from 2010 to May 2012, she served as Senior Counsel to Two Harbors. Prior to joining Two Harbors, Ms. Sandberg was in the private practice of law where she advised clients of all sizes primarily in the areas of federal and state securities laws, mergers and acquisitions, public and private capital markets transactions, corporate governance and general corporate law.  From 2007 to 2010, Ms. Sandberg was a Senior Associate at Stoel Rives LLP and from 2006 to 2007 she was a Senior Associate at Fulbright & Jaworski LLP. Prior to that, Ms. Sandberg was an Associate at Lindquist & Vennum PLLP. She received a Bachelor of Arts from the University of Minnesota and a Juris Doctorate from William Mitchell College of Law.

Executive Compensation Overview

As described more fully above under the section titled “Certain Relationships and Related Party Transactions – Transactions with Related Persons – Management Agreement with Pine River Capital Management L.P.,” we are externally managed by  Pine River Capital Management L.P. (“Pine River”) under the terms of a Management Agreement, pursuant to which Pine River provides us with all of the personnel required to manage and operate our business, including our named executive officers, each of whom is an employee of an affiliate of Pine River. Accordingly, as discussed below under “Compensation Discussion and Analysis,” the cash compensation received by our named executive officers is paid by Pine River. Any equity incentive compensation awarded to our named executive officers is the responsibility of our Compensation Committee and is determined by our Compensation Committee in accordance with our Equity Incentive Plan.

Compensation Discussion and Analysis

This compensation discussion and analysis describes our compensation objectives and policies in relation to compensation received by our named executive officers during the fiscal year ended December 31, 2017.

Executive Compensation Overview; Management Agreement

As described more fully above under the section titled “Certain Relationships and Related Party Transactions – Transactions with Related Persons – Management Agreement with Pine River,” we are externally managed by Pine River under the terms of a Management Agreement. As an externally managed company with no employees of our own, we rely on our external manager to provide us with the employees we need to operate our business.

Under the Management Agreement, Pine River is responsible for managing our assets and the day-to-day operations of our company, including, among other things:

•                  investigating, analyzing and selecting possible investment opportunities;

•                  conducting negotiations related to asset acquisitions;

•                  negotiating and entering into financing agreements;

•                  managing and supervising third party vendors and contractors, including lawyers and auditors;

•                  providing executive and administrative personnel, office space and office services;

•                  maintaining a financial accounting and reporting function, the activities of which include monitoring compliance with REIT and 1940 Act tests;

•                  providing a legal and regulatory compliance function;

•                  providing investor relations services; and

•                  providing and maintaining computer and technology resources.

Additionally, Pine River is responsible for providing us with all of the personnel required to manage and operate our business, including our named executive officers, each of whom is an employee of an affiliate of Pine River. Pine River recognizes that providing a talented and motivated workforce is critical to the success of our business and is committed to compensation practices designed to effectively attract, retain and motivate key personnel. Our Compensation Committee, which consists entirely of independent directors, discusses with Pine River the compensation philosophy of Pine River and its affiliates to understand the extent to which such philosophy affects the performance, retention, incentives and risk-taking of the named executive officers and other personnel supporting our business. This interaction between our Compensation Committee and Pine River helps ensure that the Committee can assess whether the compensation practices of Pine River promote the long-term best interests of our business and our stockholders.

As compensation for the services provided under the Management Agreement, we pay Pine River a base management fee and reimburse it for certain expenses incurred in the course of rendering such services. The based management fee is a fixed fee that we pay to Pine River on a quarterly basis.  Additionally, beginning in the fourth quarter of 2018, Pine River is eligible to earn incentive fees if the company achieves certain performance criteria, as further described in the Management Agreement. We disclose the amount of the base management fee, expense reimbursements and incentive fees, if any, to stockholders in our Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K that we file with the SEC.  As previously disclosed in our filings with the SEC, our payments to Pine River included base management fees of $6.3 million, and expense reimbursements of $2.2 million, for the year ended December 31, 2017. We did not pay any incentive fees to Pine River in 2017.  Given Pine River’s critical role with respect to our business, our Corporate Governance Guidelines require the Board of Directors to oversee our relationship with Pine River and all compensation paid to Pine River is reviewed by the Compensation Committee on at least an annual basis. The base management and incentive fees cannot be increased or revised without the approval of our independent directors. See “Certain Relationships and Related Party Transactions – Transactions with Related Persons – Management Agreement with Pine River LLC” for further discussion of the terms of the Management Agreement, including the base management and incentive fees payable to Pine River thereunder and our expense reimbursement obligations to Pine River.

Compensation Program

As an externally managed company with no employees, we utilize a hybrid approach to the compensation program for our named executive officers. Pine River is responsible under the Management Agreement for all cash compensation paid to our named executive officers. Equity incentive compensation that may be awarded to our named executive officers from time to time is the responsibility of our company and is determined by our Compensation Committee in accordance with our Equity Incentive Plan. As described in more detail in the following sections, we believe that the terms of the Management Agreement and the utilization our Equity Incentive Plan effectively align the interests of Pine River with those of our business, our named executive officers and, most importantly, our stockholders.

Cash Compensation

We do not pay any cash compensation to our named executive officers or to any other employees of Pine River who support our business. Pine River is responsible for all such cash compensation and for making decisions relating thereto based on such factors as Pine River determines appropriate. However, Pine River takes into consideration the company’s interests in hiring and retaining qualified personnel to operate our business and discusses its compensation philosophy with the Compensation Committee to enable the Committee to understand and assess the extent to which such philosophy affects the incentives and risk-taking of the named executive officers and other personnel supporting our business.  Additionally, our Compensation Committee reviews the cash compensation paid by Pine River to our Chief Financial Officer, Chief Operating Officer and General Counsel, which includes salaries and performance-based bonuses; we reimburse Pine River for our allocable share of such amounts based on the amount of time that such individuals devote to our business.  We do not reimburse Pine River for any cash compensation paid by Pine River to the individuals serving as our Chief Executive Officer and Chief

Investment Officer, as those amounts are borne entirely by Pine River in accordance with the Management Agreement.

Our Management Agreement with Pine River does not require that any specified amount or percentage of the management fees we pay to Pine River be allocated to our named executive officers. However, we estimate that the aggregate cash compensation paid to our named executive officers that may reasonably be associated with their management of our company for the period beginning June 28, 2017 and ending December 31, 2017 totaled $730,000 for the period. This aggregate amount represents approximately 8.6% of the $8.5 million in total management fees and reimbursements paid by us to Pine River for the same period of time in 2017. Of the aggregate cash compensation paid by Pine River to our named executive officers in 2017 that was reasonably associated with their management of our company, 100% represented fixed compensation (e.g., salaries).

Equity Incentive Compensation

Our Compensation Committee, which consists solely of independent directors, is responsible for overseeing the equity incentive component of our compensation program, and approves and recommends all equity awards granted pursuant to our Equity Incentive Plan, which awards are then ratified by our Board of Directors.

The equity compensation paid to our named executive officers is intended to drive and reward corporate performance annually and over the long term. In developing our equity compensation program, we intend to design a program that reflects strong governance practices and the best interests of our stockholders, while striving to meet the following core objectives:

•                  Pay for Performance – We intend to develop an equity compensation program that is designed to generate and reward superior individual and collective performance by ensuring that equity compensation is commensurate with the level of achieved company results.

•                  Hire and Retain a Strong Team of Professionals – We operate in a highly competitive industry, and our continued success depends on retaining our talented executive team. We intend to develop an equity compensation program that will assist us in attracting and retaining highly qualified executives whose abilities and expertise are critical to our long-term success and our competitive advantage. We believe our success over the long term will create opportunities for our named executive officers through their common stock ownership by enabling them to participate in any future appreciation of our common stock and receive dividends.

•                  Align Risk and Reward – We are committed to creating an environment that encourages increased profitability for our company without undue risk taking. We strive to focus our executive officers’ decisions on goals that are consistent with our overall business strategy without threatening the long-term viability of our company.

•                  Align Interests with Stockholders – We are committed to using our equity compensation program to increase executive stock ownership over the long term and focus our named executive officers’ attention on creating value for our stockholders. We believe that equity ownership directly aligns the interests of our named executive officers with those of our stockholders and encourages our named executive officers to focus on creating long-term stockholder value. Accordingly, our named executive officers are prohibited from hedging company stock.

Restricted stock awards that are granted to our named executive officers under our Equity Incentive Plan provide for ratable vesting on an annual basis over a three-year period, with accelerated vesting occurring under certain circumstances, as described in greater detail below under “Potential Payments

Upon Termination or Change in Control.” Under certain circumstances, our named executive officers may be required to forfeit their restricted stock awards pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), the Sarbanes-Oxley Act of 2002, applicable stock exchange listing rules, or any clawback or recoupment policy adopted by our Board of Directors or Compensation Committee. The restricted stock awards are treated as issued and outstanding as of the grant date and each named executive officer is entitled to vote the shares and receive dividends as declared and paid thereon; however, the restricted stock remains subject to forfeiture if the executive officer does not comply with the terms of the award agreement, including if the executive officer voluntarily terminates employment with our external manager prior to any applicable vesting dates.

In connection with our initial public offering and formation transaction in June 2017 (“IPO”), our Board of Directors approved the grant of an aggregate amount of 141,250 shares of restricted common stock (the “2017 IPO Awards”) under our Equity Incentive Plan to our named executive officers, which awards are set forth in greater detail below under “Grants of Plan-Based Awards.” The 2017 IPO Awards were granted to our named executive officers in recognition of our successful IPO and to align the interests of our newly appointed executives with our new stockholder base.  Because we are a newly formed company, we did not issue any other stock awards to our executive officers in 2017.

We do not have an equity compensation program in place that establishes a fixed schedule for granting restricted stock awards to our named executive officers.  Rather, our Compensation Committee has sole discretion to determine whether to approve any equity awards in future periods and will depend on a number of factors, including our company’s performance, expense implications, market and industry trends, peer practices, or other considerations that the Compensation Committee deems relevant.

Role of Compensation Consultant in Compensation Decisions

In 2017, our Compensation Committee engaged Pay Governance LLC as its independent compensation consultant to provide advice and guidance in developing a long-term equity incentive program that would be available for the Committee in contemplating future restricted stock awards for our named executive officers and other key personnel or other compensation matters, such as compensation for independent directors. Pay Governance does not provide services to our company other than the advice provided to our Compensation Committee, and Pay Governance had advised our Compensation Committee that the fees and direct expenses it received from us during 2017 were immaterial as a percentage of their respective incomes for the period. Pay Governance has also advised us that neither they nor, to their knowledge, any member of their consulting team who served or are serving our Compensation Committee owns any shares of our common stock. After considering the foregoing, as well as Pay Governance’s conflict of interest policies and procedures and the lack of known business and personal relationships between Pay Governance, its team members servicing our Compensation Committee and its members, and our named executive officers, our Compensation Committee concluded that the provision of services to the Committee by Pay Governance does not raise any conflict of interest concerns.

Role of Named Executive Officers in Equity-Based Compensation Decisions

Other than the 2017 IPO Awards, our Compensation Committee is responsible for making all equity-based compensation decisions related to our named executive officers. Our Compensation Committee will consider input from Mr. Taylor, our Chief Executive Officer, regarding the equity compensation and performance of named executive officers other than himself, including recommendations as to the equity compensation levels that he believes are commensurate with an individual’s job performance, skills, experience, qualifications and criticality to our company, as well as with our compensation philosophy, external market data and considerations of internal equity. Mr. Taylor regularly attends meetings of our

Compensation Committee, except when our Compensation Committee is meeting in executive session. Our Compensation Committee will communicate its views and decisions regarding equity compensation arrangements for our named executive officers to Mr. Taylor, who is generally responsible for implementing such arrangements.

Tax Treatment of Compensation

Section 162(m) disallows a federal income tax deduction for any publicly held corporation with respect to individual compensation exceeding $1 million in any taxable year paid to a corporation’s chief executive officer and certain other executive officers; beginning in 2018, pursuant to a change to Section 162(m), this limitation generally applies to payments made to employees or former employees who held those positions at any time beginning in 2017. The changes to Section 162(m) also greatly restrict the ability to design compensation for these officers in a way to ensure its deductibility. Because we do not have any employees and, therefore, do not take any federal income tax deductions, we do not believe that Section 162(m) has been or is currently applicable to us; accordingly, we do not currently consider the effects of Section 162(m) on the compensation paid to our named executive officers by our external manager or the degree to which it would be advisable to structure the amount and form of equity compensation to our named executive officers so as to maximize our ability to deduct it.  If we were to determine that Section 162(m) was applicable to us, our Compensation Committee retains the discretion to provide compensation in an amount or form that would not be deductible under Section 162(m) in circumstances under which it believes the exercise of such discretion would be in the best interest of our company.

Our Equity Incentive Plan provides that, with respect to awards intended to qualify for relief from the limitations of Section 162(m) of the Code, the maximum number of shares that may underlie awards over any three-year period to any eligible person may not exceed 1,500,000 as options and 600,000 as other grants. If we were subject to Section 162(m) these limitations on awards would be required under prior Section 162(m) to qualify for deduction of payments to certain officers to settle the awards. As indicated above, management does not believe that Section 162(m) is applicable to us and, moreover, these limitations on awards no longer qualify payments of the awards for deduction; therefore, management does not currently consider and has not previously considered such restrictions in connection with the granting of prior awards.

Compensation Risk Assessment

We intend to develop compensation policies and practices that are aligned with the interests of our stockholders and do not create risks that are reasonably likely to have a material adverse effect on our company. We do not believe that our fee arrangement with Pine River or the equity awards granted by us to our named executive officers encourages inappropriate risk taking by our named executive officers.

As noted above, we are externally managed by Pine River pursuant to the terms of the Management Agreement and all decisions regarding cash compensation paid to our named executive officers are made by Pine River. The cash compensation paid by Pine River to our Chief Financial Officer, Chief Operating Officer and General Counsel for the period from June 28, 2017 through December 31, 2017 represents salaries for services provided to our company; we reimburse Pine River for our allocable share of such amounts based on the amount of time that such individuals devote to our business.  We do not reimburse Pine River for any cash compensation paid by Pine River to the individuals serving as our Chief Executive Officer and Chief Investment Officer, as those amounts are borne entirely by Pine River in accordance with the Management Agreement.

In connection with our IPO in June 2017, the Board of Directors approved the grant of the 2017 IPO Awards to our named executive officers under the terms of our Equity Incentive Plan.  The 2017 IPO

Awards provide for ratable vesting over a three-year period, with accelerated vesting occurring under certain circumstances, as described in greater detail below under “Potential Payments Upon Termination or Change in Control.”  We expect any future restricted stock awards granted to our executive officers to provide for similar vesting restrictions.  We believe that the vesting restrictions are an important retention device and encourage our named executive officers to focus on sustaining our company’s long-term performance and delivering total return to our stockholders rather than encouraging decisions that result in a short-term benefit for our company.

Employment Agreements

We are externally managed by Pine River and have no employees.  Accordingly, we do not have any employment agreements with any of our named executive officers.

Pension Benefits or Nonqualified Deferred Compensation

We do not provide any of our named executive officers with pension benefits or nonqualified deferred compensation plans.

Summary Compensation Table

The following table summarizes the equity compensation paid to our named executive officers during the fiscal year ending December 31, 2017(1):

Name and Principal Position	Year	Restricted Stock Awards(2)	All Other Compensation(3)	Total(4)
John A. Taylor, President and Chief Executive Officer	2017	$1,516,125	$24,880	$1,541,005
Stephen Alpart, Chief Investment Officer	2017	$390,000	$6,400	$396,400
Steven Plust Chief Operating Officer	2017	$390,000	$6,400	$396,400
Marcin Urbaszek, Chief Financial Officer and Treasurer	2017	$263,250	$4,320	$267,570
Rebecca B. Sandberg, Secretary and General Counsel	2017	$195,000	$3,200	$198,200

(1)         The company commenced operations on June 28, 2017 following the consummation of its IPO and Formation Transaction.  Accordingly, no information is presented for fiscal years ending December 31, 2015 and 2016.

(2)         See also “Grants of Plan-Based Awards” below. The shares of restricted stock were granted pursuant to our Equity Incentive Plan and will vest in three equal annual installments beginning on the first anniversary of the grant date, so long as the named executive officer complies with the terms and conditions of the applicable award agreement. The values in this column represent the fair value of the restricted stock awards on the grant date, which was June 22, 2017.

(3)         All Other Compensation paid during 2017 represents dividends on unvested shares of restricted common stock payable in 2017.

(4)         Because we do not pay cash compensation to our named executive officers, any such compensation paid to our named executive officers by Pine River is not included in this Summary Compensation Table. See “Cash Compensation” above for information regarding cash compensation paid by Pine River.

Grants of Plan-Based Awards

We adopted our Equity Incentive Plan, which was approved by our stockholder on June 14, 2017, to provide incentive compensation to attract and retain qualified directors, officers, advisers, consultants and other personnel, including Pine River, its affiliates and employees of Pine River and its affiliates. Our Equity Incentive Plan is administered by our Compensation Committee and permits grants of restricted common stock, phantom shares, dividend equivalent rights and other equity awards. Our Compensation Committee is authorized to issue up to 3,242,306 shares of our common stock pursuant to our Equity Incentive Plan. As of December 31, 2017, 3,078,203 shares of our common stock remained available for future issuance pursuant to our Equity Incentive Plan.

The following table summarizes each equity award granted to our named executive officers pursuant to our Equity Incentive Plan during the fiscal year ended December 31, 2017(1):

Name	Grant Date	All Other Stock Awards: Number of Shares(2)	Grant Date Fair Value of Stock Awards(3)
John A. Taylor	06/22/2017	77,750	$1,516,125
Stephen Alpart	06/22/2017	20,000	$390,000
Steven Plust	06/22/2017	20,000	$390,000
Marcin Urbaszek	06/22/2017	13,500	$263,250
Rebecca B. Sandberg	06/22/2017	10,000	$195,000

(1)         The company commenced operations on June 28, 2017 following the consummation of its IPO and Formation Transaction.  Accordingly, no information is presented for fiscal years ending December 31, 2015 and 2016.

(2)         See also “Summary Compensation Table” above. The shares of restricted stock were granted pursuant to our Equity Incentive Plan and will vest in three equal annual installments beginning on the first anniversary of the grant date, so long as the named executive officer complies with the terms and conditions of his or her restricted stock award agreement.

(3)         The values in this column are based on the $19.50 issuance price of our common stock established for our IPO, which represents the value attributed to the restricted stock awards for the June 22, 2017 grant date.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning unvested restricted stock awards for each named executive officer as of December 31, 2017(1).

		Stock Awards

Name	Grant Date	Number of Shares or Units of Stock Not Yet Vested(2)	Market Value of Shares or Units of Stock Not Yet Vested(3)

John A. Taylor	6/22/2017	77,750	$1,379,285

Stephen Alpart	6/22/2017	20,000	$354,800

Steven Plust	6/22/2017	20,000	$354,800

Marcin Urbaszek	6/22/2017	13,500	$239,490

Rebecca B. Sandberg	6/22/2017	10,000	$177,400

(1)   The company commenced operations on June 28, 2017 following the consummation of its IPO and Formation Transaction.  Accordingly, no information is presented for fiscal years ending December 31, 2015 and 2016.

(2)   The shares of restricted stock were granted pursuant to our Equity Incentive Plan and will vest in three equal annual installments beginning on the first anniversary of the grant date, so long as the named executive officer complies with the terms and conditions of his or her restricted stock award agreement.

(3)   The values in this column are based on the $17.74 closing market price of our common stock on the NYSE on December 29, 2017, which was the last trading day of the year.

Stock Vested in 2017

The company first issued restricted stock awards in June of 2017 with ratable three-year vesting restrictions.  Accordingly, no shares of restricted stock vested during the year ended December 31, 2017.

Potential Payments upon Termination or Change in Control

Our Equity Incentive Plan and the restricted stock award agreements with our named executive officers provide for accelerated vesting of any unvested restricted stock awards in the event of termination of service without cause or due to death, disability or retirement and, potentially, in connection with a change in control of our company. The following table sets forth estimates of the potential benefits to our named executive officers in connection with such circumstances, assuming such event occurred on December 31, 2017 and assuming our Compensation Committee exercised its discretion to accelerate vesting of unvested restricted stock awards upon a change in control. The actual payments due upon the occurrence of certain events could materially differ from the estimates provided in the table if such events occur on a different date.

Name	Value of Vesting Restricted Stock(1)

$1,379,285
John A. Taylor
$354,800
Stephen Alpart
$354,800
Steven Plust
$239,490
Marcin Urbaszek
$177,400
Rebecca B. Sandberg

(1)   Comprised of all outstanding shares of restricted stock held by such named executive officer that had not vested as of December 31, 2017. The values in this column are based on the $17.74 closing market price of our common stock on the NYSE on December 29, 2017, which was the last trading day of the year.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors reviewed and discussed with management of the company the “Compensation Discussion and Analysis” contained in this proxy statement. Based on that review and discussion, the Compensation Committee recommended that the “Compensation Discussion and Analysis” be included in the company’s proxy statement for the 2018 Annual Meeting of Stockholders.

By the Compensation Committee:

Martin A. Kamarck, Chairman

Tanuja M. Dehne

W. Reid Sanders

CEO PAY RATIO DISCLOSURE

The SEC issued final rules implementing the provision of the Dodd-Frank Wall Street Reform and Consumer Protection Act that require U.S. publicly-traded companies to disclose in their proxy statement filed beginning in 2018 the ratio of their chief executive officer’s compensation to that of their median employee.  Because the company has no employees, disclosure pursuant to such rules is not included in this proxy statement.

PROPOSAL 2: ADVISORY VOTE RELATING TO EXECUTIVE COMPENSATION

The SEC adopted rules pursuant to Section 951 of the Dodd-Frank Act that require public companies to provide stockholders with periodic advisory (non-binding) votes on executive compensation, also referred to as “say-on-pay” proposals.

As more fully described under the sections of this proxy statement entitled “Executive Officers” and “Certain Relationships and Related Party Transactions,” we are externally managed by Pine River pursuant a Management Agreement and, consequently, we do not have any employees and have not paid any cash compensation directly to any of our named executive officers. Each named executive officer’s compensation is comprised of cash compensation paid to them directly by  Pine River and equity awards granted by our company pursuant to our Equity Incentive Plan. The amount of cash compensation paid to each named executive officer is determined by and is the responsibility of Pine River and the amount of the equity awards granted to each named executive officer is determined by our Compensation Committee. For more information regarding our executive compensation, please see “Executive Officers” above.

Accordingly, we are asking you to vote “FOR” the adoption of the following resolution:

“RESOLVED: That the stockholders of the company approve, on a non-binding advisory basis, the compensation paid to the company’s executive officers, as disclosed in the company’s proxy statement for the 2018 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis and related narrative discussions in the proxy statement.”

Because this say-on-pay vote is advisory in nature, it is not binding on us, our Board of Directors, our Compensation Committee, or Pine River. Our Board of Directors has determined that our company will hold an advisory vote on executive compensation on an annual basis. We currently expect to conduct our next advisory vote on executive compensation at our next annual meeting of stockholders in May 2019, though we will take into consideration the outcome of the advisory vote under Proposal 3 of this proxy statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY VOTE RELATED TO EXECUTIVE COMPENSATION.

PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES RELATING TO EXECUTIVE COMPENSATION

In accordance with SEC rules, we are providing our stockholders with an opportunity to cast an advisory vote on the frequency of future advisory votes on executive compensation, such as that provided for in Proposal 2 of this proxy statement. This non-binding advisory vote is commonly referred to as a “say on frequency” vote. Under this proposal, stockholders may vote to have the company hold an advisory vote on executive compensation: (i) every year; (ii) every two years; or (iii) every three years. The option that receives the highest number of votes cast will reflect the frequency for future say-on-pay votes that has been selected by our stockholders.

This vote on the frequency of future advisory votes relating to executive compensation is advisory in nature and is not binding on us, our Board of Directors, our Compensation Committee, or Pine River.

However, our Board and the Compensation Committee value the opinions expressed by our stockholders in their vote on this proposal, and expect to take into account the outcome of this vote when considering the frequency of future advisory votes on our executive compensation.

While we will continue to monitor developments in this area, our Board believes that a say-on-pay vote should be conducted every year so that our stockholders may express their views on our executive compensation program and our Compensation Committee can consider the outcome of these votes in making its decisions on executive compensation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR A FREQUENCY OF “EVERY YEAR” WITH RESPECT TO THE SAY-ON-PAY VOTE.

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our stockholders to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018. Although ratification is not required by our Bylaws or otherwise, our Board of Directors is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. In the event stockholders do not ratify the appointment, the appointment will be reconsidered by our Audit Committee. Even if the selection is ratified, our Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our company. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

AUDIT COMMITTEE REPORT AND AUDITOR FEES

Audit Committee Report

The Board of Directors has appointed an Audit Committee presently composed of independent directors Stephen G. Kasnet, W. Reid Sanders, and Hope B. Woodhouse. Mr. Kasnet serves as Chairman of the Audit Committee. Each of the directors on our Audit Committee is an independent director under the NYSE listing standards and SEC rules. The Board of Directors has determined that each of Mr. Kasnet and Ms. Woodhouse satisfies the definition of financial sophistication and is an “audit committee financial expert,” as defined under rules and regulations promulgated by the SEC.

The Audit Committee’s responsibility is one of oversight as set forth in its charter, which is available on our website at www.gpmortgagetrust.com. It is not the duty of the Audit Committee to prepare our financial statements, to plan or conduct audits or to determine that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Our management is responsible for preparing our financial statements and for maintaining internal controls. Our independent registered public accounting firm is responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present our financial position, results of operations and cash flows in conformity with generally accepted accounting principles.

The Audit Committee has reviewed and discussed our audited financial statements with management and with Ernst & Young LLP, our independent registered public accounting firm for 2017.

The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, or PCAOB.

The Audit Committee has received from Ernst & Young LLP the written disclosures and the letter from Ernst & Young LLP required by the PCAOB regarding Ernst & Young LLP’s communication with the Audit Committee concerning independence, and has discussed Ernst & Young LLP’s independence with Ernst & Young LLP.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements for the year ended December 31, 2017, be included in our Annual Report on Form 10-K for the year ended December 31, 2017, for filing with the SEC. The Audit Committee also has recommended the appointment of Ernst & Young LLP to serve as the company’s independent registered public accounting firm for the year ending December 31, 2018.

By the Audit Committee:

Stephen G. Kasnet, Chairman

W. Reid Sanders

Hope B. Woodhouse

Use of Audit Committee Report

In accordance with and to the extent permitted by applicable law or regulation, the information contained in the foregoing Report of the Audit Committee is not “soliciting material,” is not deemed to be “filed” with the SEC, and is not to be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or under the Exchange Act.

Auditor Fees

We retained Ernst & Young LLP to audit our consolidated financial statements for the year ended December 31, 2017. We also retained Ernst & Young LLP, as well as other accounting and consulting firms, to provide various other services in 2017.

The table below presents the aggregate fees billed to us for professional services performed by Ernst & Young LLP for the years ended December 31, 2017:

	Year Ended December 31,

	2017	2016*

Audit fees(1)	$798,920	$ __

Audit-related fees(2)	__	__

Tax fees(3)	107,150	17,311

Total principal accountant fees	$906,070	$17,311

*

Our company commenced operations on June 28, 2017; historical tax fees presented for fiscal year ended 2016 in this table and in our consolidated financial statements filed with the SEC reflect fees incurred by our predecessor, Two Harbors Investment Corp. while it owned the commercial real estate lending subsidiary we acquired in our formation transaction in June 2017.

(1)

Audit fees pertain to the audit of our annual Consolidated Financial Statements, including review of the interim financial statements contained in our Quarterly Reports on Form 10-Q, comfort letters to underwriters in connection with our registration statements and common stock offerings, attest services, consents to the incorporation of the Ernst & Young LLP audit report in publicly filed documents and assistance with and review of documents filed with the SEC.

(2)

Audit-related fees pertain to assurance and related services that are traditionally performed by the principal accountant, including accounting consultations and audits in connection with proposed or consummated acquisitions, internal control reviews and consultation concerning financial accounting and reporting standard.

(3)

Tax fees pertain to services performed for tax compliance, including REIT compliance, tax planning and tax advice, including preparation of tax returns and claims for refund and tax-payment planning services. Tax planning and advice also includes assistance with tax audits and appeals, and tax advice related to specific transactions.

Auditor Services Pre-Approval Policy

The services performed by Ernst & Young LLP in 2017 were pre-approved by our Audit Committee in accordance with the pre-approval policy set forth in our Audit Committee Charter. This policy requires that all engagement fees and the terms and scope of all auditing and non-auditing services be reviewed and approved by the Audit Committee in advance of their formal initiation.

OTHER MATTERS

Meeting Matters

Our Board of Directors does not intend to bring other matters before the Annual Meeting except items incident to the conduct of the meeting. However, on all matters properly brought before the meeting by our Board of Directors or others, the persons named as proxies in the accompanying proxy, or their substitutes, will vote on such matters in their discretion to the extent permitted by law.

Stockholder Proposals and Director Nominations for 2019 Annual Meeting

Our 2019 annual meeting is expected to be held on or about May 14, 2019. If a stockholder intends to submit a proposal for inclusion in our proxy statement for our 2019 annual meeting pursuant to Rule 14a-8 under the Exchange Act, the stockholder proposal must be received by the Secretary of Granite Point Mortgage Trust Inc., 590 Madison Avenue, 38th Floor, New York, New York 10022, on or before November 27, 2018. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, the proposal will be included in our proxy statement and proxy card relating to such meeting. We suggest such proposals be submitted by certified mail, return receipt requested. Nothing in this paragraph shall be deemed to require us to include any stockholder proposal that does not meet all the requirements for such inclusion established by the SEC in effect at that time.

Stockholders may (outside of Rule 14a-8) nominate candidates for election to the Board of Directors or propose business for consideration at our 2019 annual meeting under Maryland law and our Bylaws. Our Bylaws provide that, with respect to an annual meeting of stockholders, nominations of individuals for election to our Board of Directors and the proposal of other business to be considered by stockholders may be made only (i) pursuant to our notice of the meeting; (ii) by or at the direction of our Board of Directors; or (iii) by a stockholder who was a stockholder of record both at the time of giving the notice required by our Bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions set forth in our Bylaws. Under our Bylaws, notice of such a nomination or proposal of other business must generally be provided to the Secretary not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. In addition, any such nomination or proposal must include the information required by our Bylaws. Accordingly, any stockholder who intends to submit such a nomination or such a proposal at our 2019 annual Meeting of Stockholders must notify us in writing of such proposal by November 27, 2018, but in no event earlier than October 28, 2018.

Annual Report

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as filed with the SEC, will be sent to any stockholder, without charge, upon written request to Granite Point Mortgage Trust Inc., Attention: Investor Relations, 590 Madison Avenue, 38th Floor, New York, New York 10022. You also may obtain our Annual Report on Form 10-K on the Internet at the SEC’s website, www.sec.gov, or on our website at www.gpmortgagetrust.com. Our 2017 Annual Report, which contains information about our business, but is not part of our disclosure deemed to be filed with the SEC, is also available on our website at www.gpmortgagetrust.com.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 15, 2018. GRANITE POINT MORTGAGE TRUST INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of GRANITE POINT MORTGAGE TRUST INC. 590 MADISON AVENUE, 38TH FLOOR NEW YORK, NY 10022 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E43096-P05202 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 21, 2018 Date: May 15, 2018Time: 9:00 AM EDT Location: Loews Regency Hotel 540 Park Avenue New York, NY 10065

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E43097-P05202 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 30, 2018 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following proposal: 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the following proposal: 1a. Tanuja M. Dehne 2. Advisory vote on the compensation of our executive officers. 1b. Martin A. Kamarck The Board of Directors recommends you vote FOR 1 YEAR on the following proposal: 1c. Stephen G. Kasnet 3. Advisory vote relating to the frequency of future advisory votes on executive compensation. 1d. William Roth 1e. W. Reid Sanders The Board of Directors recommends you vote FOR the following proposal: 1f. Thomas E. Siering 4. Ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2018. 1g. Brian C. Taylor NOTE: The proxies are authorized to vote in their discretion on any matter that may properly come before the Annual Meeting or any adjournment or postponement thereof. 1h. John A. Taylor 1i. Hope B. Woodhouse E43098-P05202 Voting Items

E43099-P05202

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 14, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. GRANITE POINT MORTGAGE TRUST INC. 590 MADISON AVENUE, 38TH FLOOR NEW YORK, NY 10022 VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 14, 2018. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E43092-P05202 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. GRANITE POINT MORTGAGE TRUST INC. The Board of Directors recommends you vote FOR the following proposal: 1. Election of Directors Nominees: For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 1a. Tanuja M. Dehne The Board of Directors recommends you vote FOR 1 YEAR on the following proposal: 1b. Martin A. Kamarck 1 Year 2 Years 3 Years Abstain ! ! ! ! 1c. Stephen G. Kasnet 3. Advisory vote relating to the frequency of future advisory votes on executive compensation. 1d. William Roth The Board of Directors recommends you vote FOR the following proposal: 1e. W. Reid Sanders For Against Abstain ! ! ! 1f. Thomas E. Siering 4. Ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2018. 1g. Brian C. Taylor NOTE: The proxies are authorized to vote in their discretion on any matter that may properly come before the Annual Meeting or any adjournment or postponement thereof. 1h. John A. Taylor 1i. Hope B. Woodhouse The Board of Directors recommends you vote FOR the following proposal: ! ! ! 2. Advisory vote on the compensation of our executive officers. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E43093-P05202 GRANITE POINT MORTGAGE TRUST INC. Annual Meeting of Stockholders May 15, 2018 9:00 AM Eastern Daylight Time This proxy is solicited by the Board of Directors The undersigned hereby authorizes and appoints John A. Taylor and Rebecca B. Sandberg, and each of them, as proxies, with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders to be held at Loews Regency Hotel, 540 Park Avenue, New York, NY 10065, on Tuesday, May 15, 2018, at 9:00 a.m. Eastern Daylight Time, and at any postponements or adjournments thereof, and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and to otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the stockholder, but if no direction is made in the space provided, this proxy will be voted FOR the election of all nominees for director, FOR the advisory vote on executive compensation, FOR the 1 year frequency option on the advisory vote relating to the frequency of future advisory votes on executive compensation, FOR ratification of the appointment of auditors, and according to the discretion of the proxy holders on any other matters that may properly come before the meeting or any postponement or adjournment thereof. This proxy is revocable. The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the notice and proxy statement relating to the Annual Meeting of Stockholders. Continued and to be signed on reverse side